                                                      EXHIBIT 10.07








                                    STANDARD
                               OFFICE SPACE LEASE









Name of Office Building:      INTERSTATE PLACE 1





Location of Office Building:  125 ELWOOD DAVIS ROAD
                              LIVERPOOL, NEW YORK 13088





Landlord:                     ELWOOD DAVIS ROAD COMPANY







Tenant:                        NYSERNET, INC.

                               TABLE OF CONTENTS


ARTICLE 1 ..................................................................2
     Premises...............................................................2

ARTICLE 2 ..................................................................2
     Term of Lease..........................................................2

ARTICLE 3 ..................................................................3
     Rent, Taxes and Lease Year.............................................3

ARTICLE 4 ..................................................................5
     Construction, Financing and Alterations................................5

ARTICLE 5 ..................................................................6
     Use of Premises .......................................................6

ARTICLE 6 ..................................................................6
     Operating Costs .......................................................6

ARTICLE 7 ..................................................................7
     Energy Costs and Water ................................................7

ARTICLE 8 ..................................................................8
     Repairs ...............................................................9

ARTICLE 9 ..................................................................9
     Indemnity .............................................................10

ARTICLE 10 .................................................................10
     Insurance .............................................................10

ARTICLE 11 .................................................................11
     Fire and Other Casualties .............................................11

ARTICLE 12 .................................................................11
     Eminent Domain ........................................................11

ARTICLE 13 .................................................................12
     Bankruptcy and Default Provisions .....................................12

ARTICLE 14 .................................................................13
     Mechanic's Liens ......................................................14

ARTICLE 15 .................................................................14
     Mortgages, Assignments, Subleases and Transfers of Tenant's Interest ..14

ARTICLE 16 .................................................................15
     Subordination of Lease ................................................15

ARTICLE 17 .................................................................16
     Entry of Premises .....................................................16

ARTICLE 18 .................................................................16
     Notices and Certificates ..............................................16

ARTICLE 19 .................................................................17
     Covenant of Quiet Enjoyment ...........................................18

ARTICLE 20 .................................................................18
     Services ..............................................................18

ARTICLE 21 .................................................................18
     Certain Rights Reserved to Landlord ...................................18

ARTICLE 22 .................................................................19
     Miscellaneous Provisions ..............................................19

                                    STANDARD
                               OFFICE SPACE LEASE

AGREEMENT made this 13th day of February, 1996, by and between the following parties:

Landlord: ELWOOD DAVIS ROAD COMPANY
          ---------------------------------------------------------------------
          (Correct Legal Name of Landlord)

a partnership organized and existing under the laws of the State of New York with its mailing address for notices and principal office at:

                            5786 WIDEWATERS PARKWAY
                                   P.O. BOX 3
                          DEWITT, NEW YORK 13214-0003

          Attention: THE WIDEWATERS GROUP, INC. (MANAGEMENT DIVISION)

hereinafter referred to as the "Landlord", and

Tenant: NYSERNET, INC.
        -----------------------------------------------------------------------
        (Correct Legal Name of Tenant)

a corporation organized and existing under the laws of the State of New York with its principal office at:

                             125 ELWOOD DAVIS ROAD
-------------------------------------------------------------------------------
                                (Street Address)

   LIVERPOOL             ONONDAGA                 NEW YORK              13088
--------------------------------------------------------------------------------
(City or Town)           (County)                 (State)             (Zip Code)

Attention: Patricia Foster
           ------------------------------------------------
           (Name of Person or Office to Receive Notices)

SSN or Fed. Tax ID #
                    ---------------------------------------

               Tenant has made an application for a Federal Tax Identification Number and hereby agrees that it shall provide Landlord with said number within five (5) days of Tenant's receipt of the same.

hereinafter referred to as the "Tenant."


Landlord has appointed The Widewaters Group, Inc. the Managing Agent, and Landlord has granted to The Widewaters Group, Inc. the authority to rent, operate and manage the Building on behalf of and in the name of Landlord.

                                  WITNESSETH:

                                   ARTICLE 1

                                    Premises



1.01 - Premises

     Landlord hereby leases to Tenant and Tenant hereby leases and hires from Landlord those certain premises in THE INTERSTATE PLACE 1 OFFICE BUILDING (hereinafter called the "Building") which is located in the County of Onondaga and State of New York, which premises are located on the 1st and 2nd floor(s) of the Building and are outlined on the floor plan(s) attached hereto and made a part hereof as Exhibit "A", together with the right to use, in common with others, the Building Common Areas and Outside Common Areas as hereinafter defined. For purposes of this paragraph 1.01, the sum of the square feet in the Premises and Tenant's share of Building Common Areas (as defined in paragraph
1.02 hereof) shall be 17,770 leaseable square feet, 14,732 square feet of which are to be improved by Landlord in accordance with the provisions of Exhibit "C", attached hereto and made a part hereof, and 3,038 square feet of which shall be accepted by Tenant in their "AS IS" condition (such premises are collectively hereinafter referred to as the "Premises"). Upon execution of this Lease, the Building contains 21,242 leaseable square feet of space. The Premises shall include the area bounded by: the center line of any walls common to adjacent tenants, the Building Common Area side of any wall adjoining Building Common Areas (but not the surface thereof), the line established by the exterior face of the exterior walls of the Building, the concrete floor surface and the lower surface of the next higher floor (or roof). Landlord reserves unto itself, its successors and assigns, the right to install, maintain, use, repair and replace pipes, ducts, conduits, wires and structural elements leading through the Premises in locations which will not materially interfere with Tenant's use of the Premises. No right to use any part of the exterior of the Building and no easement for light or air are included in the lease of the Premises hereby made.

1.02 - Definition of Building Common Areas

     "Building Common Areas" shall be defined to mean all areas, space, equipment, signs and special services provided by Landlord specifically for the Building or for the common or joint use and benefit of all the tenants in the Building, their employees, agents, customers, visitors and other invitees, including without limitation, hallways, corridors, trash rooms, mechanical and electrical rooms, storage rooms, stairways, entrances, elevators, rest rooms, lobbies, stairs, loading docks, pedestrian walks, roofs and basements, janitor's and storage closets within the Building and all other common rooms and common facilities within the Building.

1.03 - Definition of Outside Common Areas

     The term "Outside Common Areas" is defined to mean the land described on Exhibit "B" attached hereto and made a part hereof, or such portion thereof as is from time to time devoted to uses associated with the Building, and any adjacent, contiguous or other land which may from time to time be devoted to uses associated with the Building, together with such improvements as may from time to time be erected upon or under any of such lands, including, but not limited to, parking areas, lighting facilities, utility lines, sidewalks, covered walkways, underground walkways, driveways, plazas, courts, retaining walls, access roads, truck serviceways and landscaped areas, signs and equipment.


                                   ARTICLE 2

                                 Term of Lease


2.01 - Initial Term

     The initial term of this Lease shall be one hundred and twenty (120) months.

2.02 - Construction Completed

     In the event construction of the Premises is completed at the date of execution of this Lease, the aforesaid initial term of this Lease shall commence on the ______ day of ___________, 19___ and shall end on the ______ day of ___________, 19___.

     If the preceding blanks are not filled in, this shall mean that paragraph
2.03 applies and this paragraph 2.02 shall be disregarded.

2.03 - Construction Not Completed

     In the event construction of the Premises is not completed at the date of execution of this Lease, the initial term of this Lease shall commence on the date when the Premises are ready for occupancy, provided however, that if Tenant takes possession of the Premises earlier than the date so determined, the term of this Lease shall commence upon the date Tenant first occupies the Premises.

     THE PARTIES AGREE TO EXECUTE AND DELIVER A WRITTEN STIPULATION OF TERM OF LEASE IN THE FORM ATTACHED HERETO AS EXHIBIT "G" PREPARED BY LANDLORD EXPRESSING THE COMMENCEMENT AND TERMINATION DATES OF THE INITIAL TERM HEREOF WHEN SUCH DATES HAVE BEEN DETERMINED.

     The Premises shall be deemed "ready for occupancy" on the date that there is delivered to Tenant a statement in writing by Landlord stating that possession of the Premises is available to Tenant and certifying that the following conditions have been fulfilled:

     (a) That the Landlord has substantially completed all of Landlord's work mentioned in Exhibit "C" hereto annexed. Substantially completed shall mean that Tenant may commence the installation of its fixtures and equipment without significant interference from Landlord's workmen and that facilities shall have been installed in the Premises to insure reasonable security of said fixtures and equipment.

     (b) That adequate facilities exist for safe and convenient access to and egress from the Premises by persons for the purposes of readying the Premises for the conduct of Tenant's business therein.

2.04 - Term Commencement Date

     The date of commencement of the term of this Lease as determined under paragraph 2.02 or 2.03, whichever is applicable, is herein referred to as the "Term Commencement Date." The word "term" shall, unless otherwise expressly provided to the contrary, be deemed to include the initial and any renewal term.

2.05 - Condition of Premises

     Tenant's taking possession shall be conclusive evidence as against Tenant that the Premises were in good order and satisfactory condition when Tenant took possession, EXCEPTING MINOR PUNCH-LIST ITEMS TO BE COMPLETED BY LANDLORD WITHIN A REASONABLE PERIOD OF TIME FOLLOWING THE DATE OF DELIVERY, AND LATENT DEFECTS. At the termination of this Lease, Tenant shall return the Premises broom clean and in as good condition as when Tenant took possession, ordinary wear and loss by fire or other casualty excepted, failing which the Landlord may restore the Premises to such condition and Tenant shall pay the cost thereof.

2.06 - Tenant's Trade Fixtures and Personal Property

     Upon the expiration or sooner termination of this Lease, Tenant shall remove all of its trade fixtures and other property from the Premises and shall promptly repair any damage caused to the Premises or to the Building by such removal. If the Tenant fails to so remove any trade fixtures or other property of Tenant prior to vacating the Premises, such fixtures and/or other property shall be deemed abandoned by Tenant and shall become the property of Landlord or, at Landlord's option, Landlord may cause the fixtures or property to be removed at Tenant's expense.

2.07 - Expiration Date

     The expiration date of the term of this Lease shall be the last day of the month in which the term is to expire.

                                   ARTICLE 3

                           Rent, Taxes and Lease Year

3.01 - Fixed Monthly Rent

     Tenant agrees to pay to Landlord at the offices of Landlord, or at such other place designated by Landlord, without any prior demand therefor and without any deduction or set-off whatsoever, fixed monthly rent in accordance with the following schedule:

             MONTH OF LEASE TERM:               FIXED MONTHLY RENT:
             --------------------               ------------------
             Months 01-02, inclusive:             $18,981.51
             Months 03-60, inclusive:             $21,639.76
             Months 60-120, inclusive:            $21,639.76

(each monthly installment sometimes referred to herein as "fixed monthly rent"), payable in advance upon the first day of each calendar month during the term hereof. The monthly installment shall be deemed to have been paid upon such first day only if actually received by such first day.

     If the term shall commence or terminate upon a day other than the first (or in the case of termination the last) day of a calendar month, Tenant shall pay, upon the Term Commencement Date, and on the first day of the last calendar month, a pro rata portion of the fixed monthly rent for the first and last fractional calendar month, respectively, prorated on a per diem basis with respect to such fractional calendar month.

3.02 - Taxes

     (a) Landlord shall, in the first instance, pay during the term of this Lease, to the public officers charged with the collection thereof, all Building Taxes as hereinafter defined.

     The term "Building Taxes" shall be deemed to include (i) all real property taxes (which shall be deemed to include all property taxes and assessments, water and sewer rates and charges, which may be levied or assessed by any lawful authority against the Building, the Building Common Areas and the Outside Common Areas. The amounts required to be paid by Landlord or any tenant or occupant of the Building pursuant to any Payment in Lieu of Tax Agreement entered into with a taxing authority having jurisdiction over the Building shall be considered for the purposes of this Lease to be included within the definition of Building Taxes.

     (b) During the term of this Lease, Tenant agrees to pay to Landlord as additional rent, Tenant's Allocable Share (computed pursuant to paragraph 22.10(b) hereof) of the amount by which Building Taxes payable by Landlord under paragraph 3.02(a) above for each lease year exceeds said Building Taxes payable during the Tax Base Year as hereinafter defined. The term "Tax Base Year" for purposes of this Lease shall mean THE 1995-1996 SCHOOL TAX YEAR for School Taxes and THE 1996 CALENDAR YEAR for State, Town and County Taxes. At the beginning of each lease year, Landlord will submit to Tenant Landlord's estimate of the increases in Building Taxes for the following lease year. Within ten (10) days after receipt of such estimate, (and thereafter on the first day of each month without invoice) Tenant shall pay to Landlord an amount equal to one twelfth (1/12) of Tenant's Allocable Share of such estimated increase. At the end of each lease year or partial lease year, Landlord will furnish to Tenant a statement setting forth the actual Building Taxes payable during such lease year, comparing such actual Building Taxes with the Building Taxes for the Tax Base Year and also comparing Tenant's Allocable Share of the increase as estimated by Landlord and paid by Tenant with Tenant's Allocable share of the actual increase in Building Taxes for such lease year. Any overpayment or underpayment by Tenant shall be promptly adjusted by payment within fifteen (15) days of the balance of any underpayment for such year by Tenant to Landlord, or by Landlord to Tenant of the balance of any overpayment for such year, or at Landlord's election by applying such overpayment by Tenant as a credit to the next succeeding monthly installments of increases in Building Taxes, or to offset any then existing monetary default by Tenant under this Lease. A copy of a tax bill or assessment bill submitted by Landlord to Tenant shall at all times be sufficient evidence of the amount of Building Taxes levied or assessed against the property to which such bill relates.

     (c) Tenant shall at all times be responsible for and pay, before delinquency, all municipal, county, state or federal taxes assessed against its leasehold interest or any fixtures, furnishing, equipment, stock-in-trade or other personal property of any kind owned, installed or used in or on the Premises.

     (d) Should any governmental taxing authority acting under any present or future law, ordinance or regulation, levy, assess or impose a tax, excise, surcharge and/or assessment (other than a tax on net rental income or franchise tax) upon or against the rents payable by Tenant to Landlord, or upon or against the Building, the Building Common Areas or the Outside Common Areas, either by way of substitution for or in addition to any existing tax on land or buildings or otherwise, Tenant shall be responsible for and shall pay Tenant's Allocable Share of such tax, excise, surcharge and/or assessment in the manner provided in subparagraph (b) above.

     (e) Landlord may seek a reduction in the assessed valuation (for real estate tax purposes) of the Building in which the Premises are situate by administrative or legal proceeding. Tenant shall pay to Landlord Tenant's Allocable Share of Landlord's costs for said proceedings including but not limited to, special counsel, counsel's reimbursable expenses, and special appraisers if required, Tenant's Allocable Share of Landlord's costs being computed under paragraph 22.1(b). In the event that the assessed valuation of the Building is reduced as aforementioned or in any other manner, all future computations of Tenant's Allocable Share of Building Taxes shall be made with respect to the new assessed valuation. Upon receipt of any refund resulting from any proceeding for which Tenant has paid Tenant's Allocable Share of Landlord's costs and has paid Tenant's Allocable Share of excess Building Taxes under paragraph 3.02(b) above, Landlord shall recompute the amount that would have been due from Tenant and pay to Tenant the amount by which Building Taxes originally paid by Tenant exceed such recomputed amount.

     (f) Should any alternative or improvement performed by Tenant during the term of this Lease cause an increase in assessment, AS EVIDENCED BY A LETTER FROM THE TOWN OF SALINA TAX ASSESSOR, OR OTHER MUNICIPAL AUTHORITY HAVING APPROPRIATE JURISDICTION, Tenant shall pay to Landlord the cost of all taxes resulting from such increase in assessment. Any amount paid separately hereunder by Tenant to Landlord shall be in addition to any amounts paid by Tenant pursuant to paragraph 3.02(b) above.

3.03 - Past Due Rent

     If, during the term of this Lease, Tenant shall fail to pay any installment of fixed monthly rent or additional rent or any other charge hereunder when the same is due and payable, Tenant shall pay Landlord, in addition to such installment of fixed monthly rent or additional rents or any charge, without notice or demand by Landlord, a sum equal to one-tenth (1/10) of the payment due, said additional sum payable as herein required being the agreed liquidated damages for Tenant's late payment of any installment not paid when due. If Tenant's failure to pay any such installment continues for more than thirty (30) days from the original date such installment was due,Landlord shall have the right to impose as additional liquidated damages a sum equal to one-tenth (1/10) of the amount then due. Nothing contained in the paragraph 3.03 shall be construed to be a limitation of or in substitution of Landlord's rights and remedies under Article 13. Any payments by Tenant to Landlord shall first be applied to satisfy any past due rent charges under this Section, THEN USED, APPLIED OR RETAINED, THE WHOLE OR ANY PART OF THE BALANCE OF THE PAYMENTS RECEIVED, TO THE EXTENT REQUIRED, TOWARD THE PAYMENT OF ANY FIXED MONTHLY RENT AND ADDITIONAL RENT OR ANY OTHER SUM WHICH MAY BE DUE UNDER THE LEASE FROM TENANT (WHETHER BY ACCELERATION OR OTHERWISE), OR FOR ANY SUM WHICH LANDLORD MAY EXPEND OR MAY BE REQUIRED TO EXPEND BY REASON OF TENANT'S DEFAULT IN RESPECT OF ANY OF THE TERMS, COVENANTS AND CONDITIONS OF THE LEASE, before being applied by Landlord for any other purpose. Tenant shall pay to Landlord an administrative fee of $100.00 for each and every check submitted by Tenant which is dishonored. If Landlord receives form Tenant two or more checks which have been dishonored, all checks from Tenant thereafter shall, at Landlord's option, be either certified or cashier's checks. NOTWITHSTANDING THE FOREGOING, TENANT SHALL NOT BE OBLIGATED TO PAY THE FOREGOING LIQUIDATED DAMAGES WITH RESPECT TO THE FIRST THREE (3) LATE PAYMENTS OF ANY CHARGE HEREUNDER DURING ANY TWELVE (12) MONTH PERIOD, PROVIDED THAT LANDLORD RECEIVES SAID PAYMENT WITHIN FIVE (5) DAYS OF ITS DUE DATE.

3.04 - Definition of Lease Year and Partial Lease Year

     The term "lease year" is defined to mean a period of twelve (12) consecutive calendar months, the first full lease year commencing on the first day of January following the Term Commencement Date, and each succeeding lease year commencing on the anniversary of the commencement of the first full lease year. Any portion of the term which is less than a lease year shall be deemed a "partial lease year" and computations requiring proration shall be pro rated on a per diem basis using a 365 day year.

     Landlord reserves the right to designate and change the beginning and ending day of the lease year, notice of which shall be given to Tenant.

3.05 - Security Deposit

          Intentionally deleted.

3.06 - Place for Payments

     (a) Tenant shall deliver to Landlord all payments of fixed monthly rent, additional rent, and other sums at the office of Landlord shown on page 1 of this Lease or such other place as may be designated by Landlord. Checks should be made payable to The Widewaters Group, Inc.

     (b)    Intentionally deleted.



                                   ARTICLE 4

                    Construction, Financing and Alterations


4.01 - Landlord's Obligation

     Landlord shall, at its cost and expense (except as otherwise specified in Exhibit "C"), construct the Premises for Tenant's use and occupancy in accordance with plans and specifications prepared by Landlord or Landlord's architect, incorporating in such construction all items of work described in Exhibit "C" attached hereto and made part hereof. LANDLORD AND TENANT ACKNOWLEDGE THAT LANDLORD SHALL BE OWNER OF THE IMPROVEMENTS DESCRIBED IN EXHIBIT "C". LANDLORD FURTHER ACKNOWLEDGES THAT LANDLORD SHALL BE RESPONSIBLE FOR REPORTING DEPRECIATION FOR SUCH IMPROVEMENTS TO THE INTERNAL REVENUE SERVICE OVER THE APPLICABLE SCHEDULED TIME PERIOD. Any work in addition to any of the items specifically enumerated in said Exhibit "C" shall be performed by Tenant at its own cost and expense, or if Landlord installs or constructs any of such additional work in the Premises at Tenant's request it shall be paid for by Tenant within fifteen (15) days after receipt of a bill therefor.

4.02 - Financing

     If Landlord can obtain mortgage financing or refinancing only upon the basis of modifications of the terms and provisions of this Lease, Landlord shall have the right to cancel this Lease if Tenant refuses to approve in writing any such modifications within thirty (30) days after Landlord's request thereof. The lease modifications referred to herein shall not relate to those provisions pertaining to length of the term on the Lease, amount of rent, additional rent, and other charges, NOR SHALL SUCH MODIFICATIONS EITHER INCREASE TENANT'S LIABILITIES NOR DECREASE

ITS RIGHTS HEREUNDER. If such right to cancel is exercised, this Lease shall thereafter be null and void, any money or prepaid rent deposited hereunder shall be returned to Tenant, and neither party shall have any liability to the other by reason of such cancellation.

     In the event of a refinancing or a bona fide sale of the Building by Landlord, Tenant shall, immediately upon request therefor, provide to Landlord a balance sheet and a statement of income and expenses for Tenant's last fiscal year.

4.03 - Tenant's Obligation

     Tenant shall, at its cost and expense, perform the work described in Exhibit "D" attached hereto and made a part hereof (herein referred to as "Tenant's Work"). Tenant acknowledges its ability to perform such work and no delay in its performance shall cause or be deemed to cause any delay or postponement of the Term Commencement Date, UNLESS ANY SUCH DELAY(S) IN TENANT'S PERFORMANCE IS SHOWN TO BE CAUSED WHOLLY OR IN PART BY LANDLORD.

     Tenant agrees, at Tenant's expense, to obtain and maintain for so long as Tenant's Work continues, insurances of the type and in the amounts set forth in Exhibit "D" to fully protect Landlord as well as Tenant from and against any and all liability for death and personal injury or damage to property caused in or about the Premises by reason of the performance of Tenant's Work. Tenant shall furnish to Landlord certificates evidencing said coverage prior to the commencement of Tenant's Work.

4.04 - Alterations, Additions and Improvements

     Tenant shall not make any alterations, additions or improvements in or to the Premises without the prior written consent of Landlord, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED, and then only by contractors approved by Landlord. If Landlord shall grant its consent, Tenant shall provide Landlord with certificates evidencing the insurance coverages and limits required by Exhibit "D" prior to the commencement of any such work. Tenant shall not make nor permit any defacement, injury or waste in, to or about the Premises or any part of the Building. Tenant agrees that any improvements as may be installed within the Premises by Tenant pursuant to this paragraph 4.04 shall, at the option of Landlord, remain as part of the Premises at the expiration of the Lease or any extension or renewal thereof. Landlord, however, shall have the right to require Tenant to remove any alterations, additions or improvements so made. Tenant shall, at its expense, repair or cause to be repaired any damage to the Premises caused by such removal. UPON TENANT'S WRITTEN INQUIRY, LANDLORD SHALL NOTIFY TENANT AT THE TIME OF TENANT'S MAKING OF SUCH IMPROVEMENTS AS TO WHETHER OR NOT LANDLORD SHALL REQUIRE SUCH REMOVAL OF ANY ALTERATION, ADDITION OR IMPROVEMENT AT THE END OF THE LEASE TERM. IT IS HEREBY STIPULATED THAT TENANT SHALL NOT BE REQUIRED TO REMOVE IMPROVEMENTS MADE TO THE PREMISES BY LANDLORD AS PART OF LANDLORD'S WORK OR BY TENANT PRIOR TO THE TERM COMMENCEMENT DATE.


                                   ARTICLE 5

                                Use of Premises

5.01 - Use of Premises

     Tenant agrees to use the Premises for general office purposes and for no other purpose whatsoever. Tenant further agrees to comply with the rules and regulations set forth in Exhibit "E" attached hereto and made a part hereof, and with such reasonable modifications thereof and additions thereto as Landlord may hereafter from time to time make for the Building, the Building Common Areas or the Outside Common Areas. Landlord shall not be responsible for the non-observance by any other tenant of any of said rules and regulations and shall not be responsible to Tenant for any violation of the rules and regulations, or the covenants or agreements contained in any other lease, by any other tenant of the Building, or its agents or employees.


                                   ARTICLE 6

                                Operating Costs

6.01 - Definitions

     (a) The term "Operating Costs" shall be deemed to include (i) the costs of operating, managing, and maintaining the Building, the Building Common Areas and the Outside Common Areas, including, but without limiting the generality of the foregoing, the cost of: gardening and landscaping; parking lot repair, maintenance and line restriping; janitorial and cleaning services (which shall be deemed to include labor, materials and supplies for cleaning any office space in the Building, whether or not leased to tenants, including the Premises); insurance premiums; repairs to the Building and roof; painting and caulking; refinishing; glass repair; the maintenance and repair of lighting, utilities, sanitary control facilities, and heating, ventilating and air-conditioning systems and equipment; removal of snow, ice, trash, waste and refuse in compliance with any and all recycling laws, rules and regulations imposed by the municipality in which the Building is located and specifically excluding any hazardous or toxic wastes (including but not limited to petroleum products, medical waste, etc.) which shall be disposed of by

Tenant at Tenant's own cost and expense; traffic control and policing; fire and security protection; SUBJECT TO SECTION 6.01(b)(iv) BELOW, the cost, as reasonably amortized by Landlord, with annual interest at the prime rate in existence at the time of completion of the improvement ("Prime Interest Rate"), of any capital improvement made after calendar year 1996 in compliance with the requirements of any federal, state or local law or governmental regulation; the cost, as reasonably amortized by Landlord, with interest with annual interest at the Prime Interest Rate, of any other capital improvement made after calendar year 1996; maintenance, replacement and rental of signs and equipment; depreciation of the capital cost of any machinery, equipment and vehicles used in connection with the operation and maintenance of the Outside Common Areas and Building Common Areas; repair of on-site water lines, sanitary and storm sewer lines; personnel costs; holiday and other decorations; and related costs to implement such services.

     (b) Operating Costs shall not include (i) franchise or income taxes imposed on Landlord, except to the extent hereinbefore provided, (ii) the cost to Landlord for any work or service performed in any instance for any tenant (including Tenant( at the cost of such tenant, (iii) the cost of improvements performed for tenants as Landlord's work or (iv) REPAIRS OR REPLACEMENTS WHICH, UNDER SOUND ACCOUNTING PRINCIPALS AND PRACTICES CONSISTENT WITH THE OPERATION OF COMMERCIAL OFFICE BUILDINGS, SHOULD BE CLASSIFIED AS CAPITAL EXPENDITURES (EXCEPT THAT IF ANY SUCH REPAIR OR REPLACEMENT IS OF SUCH A NATURE THAT IT SHOULD BY CONSIDERED UNDER GOOD ACCOUNTING PRACTICE A DEFERRED EXPENSE AND SPREAD OVER A PERIOD OF NOT OVER TEN (10) YEARS, THE OPERATING COST FOR A LEASE YEAR SHALL INCLUDE ONLY THE PROPORTIONATE SHARE OF SUCH DEFERRED EXPENSES, APPROPRIATELY ALLOCATED TO SUCH YEAR).

6.02 - Tenant to Share Increases in Operating Costs

     (a) Tenant agrees to pay to Landlord, as additional rent, monthly (or less frequently as Landlord shall determine) within ten (10) days after receipt of Landlord's estimate therefor (and thereafter on the first day of each month without invoice) an amount equal to one twelfth (1/12) of Tenant's Allocable Share (computed pursuant to paragraph 22.10(a) hereof) of the estimated amount by which Operating Costs for each lease year exceed the Operating Costs for the Base Period as hereinafter defined. The "Base Period" for purposes of this Lease shall mean that period consisting of twelve (12) consecutive calendar months, the first of which shall be the month following the month in which the TENANT first takes occupancy of the Building or any part thereof. In determining the amount of Operating Costs for any lease year or partial lease year, (1) if less than 100% of the square feet leasable in the Building shall have been occupied by tenants at any time during a lease year or partial lease year, Operating Costs shall be deemed, for purposes of this Article 6, to be increased to an amount equal to like operating costs which would normally be expected to be incurred, had such occupancy been 100% during the entire period, or (2) if Landlord is not furnishing any particular work or service (the cost of which if performed by Landlord would constitute Operating Costs) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Costs shall be deemed for the purposes of this Article to be increased by an amount equal to the additional Operating Costs which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished which work or service to such tenant.

     (b) Following the end of each lease year (or partial lease year), Landlord shall furnish to Tenant a comparative statement showing Tenant's Allocable Share of the Operating Costs during such year and the amounts paid by Tenant (based on Landlord's estimate of increases in Operating Costs) attributable to such year. Any overpayment or underpayment by Tenant shall be promptly adjusted by payment, within fifteen (15) days, of the balance of any underpayment for such year by Tenant to Landlord, or by Landlord to Tenant of the balance of any overpayment for such year, or at Landlord's election by applying such overpayment by Tenant as a credit to succeeding monthly installments of increases in Operating Costs, or to offset any then existing monetary default by Tenant under this Lease. Landlord and Tenant shall use their best efforts to minimize such costs of operation, management and maintenance in a manner consistent with generally accepted office building practices.

     (c) Tenant covenants and agrees to promptly pay Landlord as additional rent, upon demand, the amount of any increase in costs for trash removal from the Premises or any other part of the Building that results by reason of Tenant's extraordinary trash removal requirements, including but not limited to the removal of Tenant's purged files, the disposal of boxes, and any governmental fines resulting from Tenant's non-compliance with local recycling laws, rules or regulations.


                                   ARTICLE 7

                             Energy Costs and Water

7.01 - Definitions

     As used in this Lease "Occupant HVAC Energy" shall mean the cost of all energy of any kind which is consumed for purposes of hearing, ventilating and/or air conditioning all leasable space within the Premises during the normal operating hours for the Building. "Occupant Extra HVAC Energy" shall mean the cost of all energy of any kind which is consumed for the purposes of heating, ventilating and/or air conditioning all leasable space within the Premises during hours which are in addition to the normal operating hours for the Building as set forth in Section 20.01 of this Lease. "Occupant Lights and Outlets Energy" shall mean the cost of all energy of any kind which is consumed by the lighting fixtures and electrical convenience plugs and outlets in all leasable space within the Building during all hours of each day. "Building Energy Costs and Water" shall mean (i) the cost of all energy of any kind consumed within the Building Common Areas and the Outside Common Areas, and (ii) the Occupant HVAC Energy.

7.02 - Tenant to Share Increases in Building Energy Costs and Water

     (a)  Tenant agrees to pay Landlord as additional rent, monthly, within ten
(10) days after receipt of Landlord's estimate therefore (and thereafter on the first day of each month, without invoice) an amount equal to one-twelfth (1/12) of Tenant's Allocable Share (computed under paragraph 22.10(a)hereof) of the estimated amount by which Building Energy Costs and Water for each lease year exceed the Base Amount as hereinafter defined. The term "Base Amount" for purposes of this Lease shall be (i) the amount computed by applying the electrical rate in effect during the month following the month in which the TENANT takes occupancy of the Building or any part thereof to the total kilowatt hours of usage (computed monthly) during the twelve (12) consecutive month period commencing with the month following the Term Commencement Date and (ii) the actual cost of all water used in the Building during the aforementioned twelve (12) month period. In determining the amount of Building Energy Costs and Water for the purpose of this Article 7 for any lease year or partial lease year, (1) if less than 100% of the square feet leasable in the Building shall have been occupied by tenants at any time during a lease year or partial lease year, Building Energy Costs and Water shall be deemed for the purposes of this Article to be increased to an amount equal to the like Building Energy Costs and Water which would normally be expected to be incurred, had such occupancy been 100% during the entire period, or (2) if Landlord is not furnishing any particular work or service (the cost of which if performed by Landlord would constitute Building Energy Costs and Water) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Building Energy Costs and Water shall be deemed for the purposes of this Article to be increased by an amount equal to the additional Building Energy Costs and Water which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant.

     (b) Following the end of each lease year (or partial lease year), Landlord shall furnish to Tenant a comparative statement showing Tenant's Allocable Share of the Building Energy Costs and Water during such year and the amounts paid by Tenant (based on Landlord's estimates of increases in Building Energy Costs and Water) attributable to such year. Any overpayment or underpayment by Tenant shall be promptly adjusted by payment, within (30) days, of the balance of any underpayment for such year by Tenant to Landlord, or by Landlord to Tenant of the balance of any overpayment for such year, or at Landlord's election by applying such overpayment for such year as a credit to succeeding monthly installments of increases in Building Energy Costs and Water, or to offset any then existing monetary default by Tenant under this Lease. The Building Energy Costs and Water hereinabove described in this Article 7 shall be subject to review by Tenant at Landlord's office, and Landlord and Tenant shall use their best efforts to minimize such Building Energy Costs and Water.

7.03 - Charge for Occupant Lights and Outlets Energy

     Tenant agrees to pay to Landlord, as additional rent, a monthly charge for Occupant Lights and Outlets Energy in the sum of $1,258.71 being payable in advance on the first day of each calendar month during the term. The monthly charge for Occupant Lights and Outlets Energy as herein set forth was calculated by Landlord based upon the presumed usage by Tenant of (2) watts of electrical energy for each square foot of the Premises, during the normal operating hours of the Building and at the electric rate schedule referred to in the definition of Base Amount in paragraph 7.02(a). FOLLOWING THE END OF EACH LEASE YEAR (OR PARTIAL LEASE YEAR), LANDLORD SHALL FURNISH TO TENANT A COMPARATIVE STATEMENT SHOWING TENANT'S ACTUAL CONSUMPTION OF ELECTRIC ENERGY AND THE AMOUNTS PAID BY TENANT FOR THE SAME UNDER THIS SECTION 7.03 ATTRIBUTABLE TO SUCH YEAR. BASED ON TENANT'S ACTUAL USAGE, ANY OVERPAYMENT OR UNDERPAYMENT BY TENANT SHALL BE PROMPTLY ADJUSTED BY PAYMENT, WITHIN THIRTY (30) DAYS, OF THE BALANCE OF ANY UNDERPAYMENT FOR SUCH YEAR BY TENANT TO LANDLORD, OR BY LANDLORD TO TENANT OF THE BALANCE OF ANY OVERPAYMENT FOR SUCH YEAR, OR AT LANDLORD'S ELECTION BY APPLYING SUCH OVERPAYMENT BY TENANT AS A CREDIT TO SUCCEEDING MONTHLY INSTALLMENTS OF AMOUNTS DUE PURSUANT TO THIS SECTION 7.03, OR TO OFFSET ANY THEN EXISTING MONETARY DEFAULT BY TENANT UNDER THIS LEASE. In the event that tenant's consumption of energy or the cost thereof shall increase, Landlord shall adjust the monthly charge herein set forth so as to reflect such change, and Tenant agrees to pay to Landlord, as additional rent, the amount of such monthly charge, as adjusted, within thirty (30) days following Tenant's receipt of notice of the adjustment, and on the first day of each calendar month thereafter without notice or invoice.

7.04 - Separate Metering of the Premises

     (a) LANDLORD SHALL CAUSE THE OCCUPANT LIGHTS AND OUTLETS ENERGY, AS WELL AS THE HVAC ENERGY CONSUMED FOR THE PURPOSES OF HEATING, VENTILATING AND/OR AIR CONDITIONING TENANT'S MACHINE AND EQUIPMENT ROOM(S) LOCATED ON THE FIRST FLOOR OF THE PREMISES, TO BE SEPARATELY METERED FROM BOTH (i) THE BUILDING ENERGY COSTS AND WATER, AND (ii) THE OTHER PREMISES IN THE BUILDING WHICH ARE EITHER LEASED OR LEASEABLE TO OTHER TENANTS.

     (b) UPON THIRTY (30) DAYS ADVANCE WRITTEN NOTICE TO LANDLORD, TENANT MAY ELECT TO CONTRACT DIRECTLY WITH THE APPROPRIATE LOCAL AUTHORITY, MUNICIPALITY OR OTHER GOVERNMENTAL AGENCY TO OBTAIN SERVICE FOR TENANT'S OCCUPANT LIGHTS AND OUTLETS ENERGY REQUIREMENTS. TENANT COVENANTS AND AGREES THAT ALL TIMES DURING THE LEASE TERM, ITS USE OF ANY UTILITY SERVICE SHALL NEVER EXCEED THE CAPACITY OF THE MAINS, FEEDERS, DUCTS, CONDUITS AND LINES BRINGING THE SAME TO THE PREMISES, PROVIDED, HOWEVER, THAT TENANT MAY INCREASE THE

CAPACITY OF THE AFORESAID, WITH LANDLORD'S PRIOR WRITTEN APPROVAL, IF TENANT PAYS FOR AND PERFORMS ALL NECESSARY WORK THEREFOR (INCLUDING MAINTENANCE AND REPAIR OF SAME) AND, PROVIDED FURTHER, THAT NO WORK PERFORMED BY TENANT WILL RESULT IN ANY INCREASED EXPENSE TO LANDLORD IN ANY MANNER WHATSOEVER.

7.05 - Charge for Occupant Extra HVAC Energy

     In the event Tenant shall operate the heating, ventilating and/or air conditioning equipment within the Premises during hours which are in addition to the normal operating hours for the Building as set forth in Section 20.01 of this Lease to THE EXTENT SUCH EQUIPMENT SHALL NOT BE METERED SEPARATELY PURSUANT TO SECTION 7.04, ABOVE, Tenant agrees to pay to Landlord, as additional rent, the Occupant Extra HVAC Energy consumed during such period of time. Tenant agrees to pay such charge to Landlord within ten (10) days following Tenant's receipt of Landlord's invoice therefor.

                                   ARTICLE 8
                                    Repairs

8.01 - Repairs

     Tenant shall give to Landlord prompt notice of any damage to, or defective condition in any Part of or appurtenance to the Building's plumbing, electrical, heating, air-conditioning or other systems serving, located in, or passing through the Premises. Subject to the provisions of Article 11, Tenant shall, at Tenant's own expense, keep the Premises, including everything therein (except the heating and air-conditioning systems), in good order, condition and repair during the term. Landlord shall, as part of the Operating Costs set forth in
Article 6, maintain the heating and air-conditioning systems throughout the Building (including the Premises) and the outside walls, outside windows, roof and foundation of the Building containing the Premises in good order and repair. Repairs made by Landlord required due to negligence or fault of Tenant, its contractors, agents or employees shall be made at Tenant's expense, plus nineteen percent (19%) administrative charge.

     EXCEPTING ANY OF TENANT'S OBLIGATIONS AS MAY BE SPECIFICALLY SET FORTH IN THIS LEASE AND SUBJECT TO ANY REIMBURSEMENT WHICH MAY BE PERMITTED PURSUANT TO THE PROVISIONS OF ARTICLE 6, ABOVE, LANDLORD SHALL REPLACE THE ROOF, THE HVAC, PLUMBING AND ELECTRICAL SYSTEMS, AND STRUCTURAL PORTIONS THE BUILDING AND PREMISES AS THE SAME MAY BECOME NECESSARY.

     Tenant, at Tenant's expense, shall comply with all laws or ordinances, and all rules and regulations of all governmental authorities and of all insurance bodies at any time in force, applicable to the Premises or to Tenant's use thereof, except that Tenant shall not hereby be under any obligation to comply with any law, ordinance, rule or regulation requiring any structural alteration of or in connection with the Premises, unless such alteration is required by reason of a condition which has been created by, or at the instance of, Tenant, or is required by reason of a breach of any of Tenant's covenants and agreements hereunder. All repairs made by Tenant shall be made using contractors approved by Landlord, which approval shall not be unreasonably withheld. If Tenant fails or neglects to comply with any laws or ordinances, rules and regulations of any governmental authority or insurance body as herein required of Tenant, then Landlord or its agents may enter the Premises and make said repairs and comply with any laws or ordinances, or the rules and regulations of any governmental authority or insurance body at the cost and expense of the Tenant, plus a 19% administrative charge, and in case Tenant fails to pay therefor upon notice within five (5) days thereafter, the said cost and expenses shall be added to the next month's installment of fixed monthly minimum rent and be due and payable as such or Landlord may deduct the same from any balance remaining in Landlord's hands. This provision is in addition to the right of Landlord to terminate this Lease by reason of default on the part of Tenant.

8.02 - Hazardous Materials

     Tenant shall, at all times, comply with all local and federal laws, rules and regulations governing the use, handling and disposal of Hazardous Materials in the Premises including, but not limited to Section 1004 of the Federal Reserve Conservation and Recovery Act, 42 U.S.C. Section 6901 et. seq. (42 U.S.C. Section 6903) and any additions, amendments, or modifications thereto. As used herein, the term "Hazardous Materials" shall mean any hazardous or toxic substance, material or waste including but not limited to petroleum products, which is, or becomes, regulated by any local or state government authority in which the Premises is located or the United States Government. Landlord and its agents shall have the right, but not the duty, to inspect the Premises at any time to determine whether Tenant is complying with the terms of this Section. If Tenant is not in compliance with this Section, Landlord shall have the right to immediately enter upon the Premises and take whatever actions reasonably necessary to comply including, but not limited to, the removal from the Premises of any Hazardous Materials and the restoration of the Premises to a clean, neat, attractive, healthy and sanitary condition. Tenant shall pay all such costs incurred by Landlord within ten (10) days of receipt of a bill therefor, plus nineteen percent (19%) administrative charge.

     LANDLORD ACKNOWLEDGES AND AGREES THAT IT SHALL BE RESPONSIBLE FOR THE PRESENCE OF ANY HAZARDOUS MATERIALS LOCATED IN OR AT THE BUILDING AND/OR THE BUILDING AND OUTSIDE COMMON AREAS WHICH ARE SHOWN TO HAVE BEEN PRESENT PRIOR TO THE TERM COMMENCEMENT DATE.

                                   ARTICLE 9

                                   Indemnity

9.01 - Indemnification by Tenant

     Tenant does hereby indemnify Landlord, Landlord's managing agent (and such other persons as are in privity of estate with Landlord) defend and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Premises, from or out of the occupancy or use by Tenant of the Premises, the Building Common Areas and/or Outside Common Areas or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, lessees or concessionaires IN, UPON OR AT THE PREMISES, THE BUILDING COMMON AREAS AND/OR OUTSIDE COMMON AREAS OR ANY PART THEREOF. HOWEVER, NOTHING HEREIN SHALL BE DEEMED TO RELIEVE LANDLORD OF LIABILITY FOR ITS ACTS, OMISSIONS OR NEGLIGENCE OR THE ACTS, OMISSIONS OR NEGLIGENCE OF LANDLORD'S AGENTS, EMPLOYEES OR CONTRACTORS AND LANDLORD HEREBY INDEMNIFIES AND AGREES TO HOLD TENANT HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, ACTIONS, DAMAGES, LIABILITY AND EXPENSE IN CONNECTION WITH THE LOSS OF LIFE, PERSONAL INJURY AND/OR DAMAGE TO PROPERTY ARISING FROM OR OUT OF SUCH ACTS, OMISSIONS OR NEGLIGENCE. IN CASE EITHER PARTY SHALL, WITHOUT FAULT ON ITS PART, BE MADE A PARTY TO ANY LITIGATION COMMENCED BY OR AGAINST THE OTHER, THEN SUCH PARTY AGREES TO PROTECT AND HOLD THE OTHER HARMLESS AND TO PAY ALL COSTS, EXPENSES AND REASONABLE ATTORNEY'S FEES INCURRED OR PAID BY SUCH PARTY IN CONNECTION WITH SUCH LITIGATION. THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER ALL COSTS, EXPENSES AND REASONABLE ATTORNEY'S FEES THAT MAY BE INCURRED OR PAID BY SUCH PARTY ENFORCING THE COVENANTS AND AGREEMENTS IN THIS LEASE.

                                   ARTICLE 10

                                   Insurance

10.01 - Liability Insurance

     At all times during the term of this Lease, Tenant shall, at its sole cost and expense, maintain personal injury and property damage liability insurance, naming the Landlord as an additional insured party, against claims for personal injury, death or property damage occurring on, in or about the Premises during the term of this Lease of not less than Two Million Dollars ($2,000,000.00) with respect to personal injury, death or property damage, and including contractual liability coverage. In the event that Tenant shall not have delivered to Landlord a policy or certificate evidencing such insurance fifteen
(15) days prior to the Term Commencement Date and fifteen (15) days prior to the expiration dates of each expiring policy, Landlord may obtain such insurance as it may reasonably require to protect its interest, and the cost of such policies shall be paid by Tenant to Landlord as additional rent upon demand, plus nineteen percent (19%) administrative charge.

10.02 - All Risks and Difference in Conditions Insurance

     At all times during the term of this Lease, Landlord shall keep the Building insured for the benefit of Landlord against loss or damage by risks now or hereafter embraced by "All Risks", "Difference in Conditions", and loss of rent coverages, and against such other risks as Landlord from time to time reasonably may designate in amounts sufficient to prevent Landlord from becoming a coinsurer.

     In any event, the amount applicable to "All Risks" shall be ninety percent (90%) of the then full replacement cost (being the cost of replacing the Building, exclusive of the costs of excavations and footings below the lowest grade level). Such full replacement cost shall be determined from time to time (but not more frequently than once in any twelve (12) calendar months) by an appraiser, architect or other person or firm designated by Landlord.

10.03 - Insurance on Common Areas

     At all times during the term of this Lease, Landlord shall keep the Common Areas insured for personal injury and property damage liability, "All Risk" property coverage, "Difference in Conditions", workers' compensation, employee's liability and any other casualty or risk insurance which Landlord or Landlord's insurance carrier deems necessary or appropriate.

10.04 - Increase in Fire Insurance Premium

     Tenant covenants and agrees to promptly pay to Landlord as additional rent, upon demand, the amount of any increase in the rate of insurance on the Premises or on any part of the Building that (but for Tenant's act(s) or Tenant's permitting certain activities to take place which result in an increase in said rate of insurance) would otherwise have been in effect.

10.05 - Waiver of Subrogation

     Each party hereto waives on behalf of the insurers of such party's property, any and all claims or rights of subrogation of any such insurer against the other party hereto for loss of or damage to the property so insured other than loss or damage resulting from the willful act of such other party, and each party hereby agrees to maintain insurance upon its property, it being understood, however, (a) that such waiver shall be ineffective as to any insurer whose policy of insurance does not authorize such waiver, (b) that it shall be the obligation of each party seeking the benefit of the foregoing waiver to request the other party (i) to submit copies of its insurance, and
(ii) in case such waiver results in an additional charge from the insurer thereunder, the additional charge for such waiver shall be paid by the party requesting the benefit of said waiver; and (c) that no party shall be liable to the other under clause (b) hereof except for willful failure to comply with any request pursuant to said clause (b).

10.06 - Tenant's Property

        At all times during the term of this Lease, Tenant shall, at Tenant's sole cost and expense, carry "all-risk" insurance coverage for Tenant's trade fixtures, furnishings, equipment and other personal property of Tenant.

                                   ARTICLE 11

                           Fire and Other Casualties

11.01 - Untenantability

        If the Premises are made untenantable in whole or in part by fire or other casualty, the fixed monthly rent, additional rent and other charges, until repairs shall be made or the Lease terminated as hereinafter provided, shall be apportioned on a per diem basis according to the part of the Premises which is usable by Tenant, if, but only if, such fire or other casualty ARE NOT SHOWN TO HAVE BEEN caused by Tenant's FAILURE TO PROPERLY MAINTAIN ITS fixtures or equipment or by fault or negligence of Tenant, its contractors, agents or employees. If such damage shall be so extensive that the Premises cannot be restored by Landlord within a period of nine (9) months, either party shall have the right to cancel this Lease by notice to the other given at any time within thirty (30) days after the date of such damage, except that if such fire or casualty ARE SHOWN to be due to Tenant's FAILURE TO PROPERLY MAINTAIN ITS fixtures or equipment or due to Tenant's fault or negligence Tenant shall have no right to cancel. If a portion of the Building other than the Premises shall be so damaged that in the opinion of Landlord the Building should be restored in such a way as to alter the Premises materially, Landlord may cancel this Lease by notice to Tenant given at any time within thirty (30) days after the date of such damage. In the event of giving effective notice pursuant to this paragraph, this Lease and the term and the estate hereby granted shall expire on the date fifteen (15) days after the giving of such notice as fully and completely as if such date were the date hereinbefore set for the expiration of the term of this Lease. If this Lease is not so terminated, Landlord will promptly (taking into account the time necessary to obtain required permits and approvals and the time necessary to effectuate a satisfactory settlement with Landlord's insurance company) restore the damage insured by Landlord pursuant to paragraph 10.02. Tenant hereby expressly waives the provisions of Section 227 of the New York Real Property Law and agrees that the foregoing provisions of this paragraph
11.01 shall govern and control in lieu thereof.

11.02 - Loss of Property and Water Damage

        Landlord shall not be responsible to Tenant for any loss or theft of property in or from the Premises, or for any loss or theft or damage of or to any property left with any employee of Landlord, however occurring, UNLESS THE SAME SHALL BE SHOWN TO BE DUE TO THE NEGLIGENCE OF LANDLORD. Landlord shall not be liable for any damage caused by water, rain, snow or ice, or by breakage, stoppage or leakage of water, gas, heating, air-conditioning, sewer or other pipes or conduits, or arising from any other cause, in, upon, about or adjacent to the Premises or the Building, UNLESS THE SAME SHALL BE SHOWN TO BE DUE TO THE NEGLIGENCE OF LANDLORD.

                                   ARTICLE 12

                                 Eminent Domain

12.01 - Eminent Domain

        (a) In the event that title to the whole or any part of the Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title, and Landlord shall be entitled to receive the entire award, Tenant hereby assigning to Landlord Tenant's interest therein, if any.

        ANYTHING CONTAINED IN THE FOREGOING TO THE CONTRARY NOTWITHSTANDING, TENANT MAY SEPARATELY PURSUE THE CONDEMNING AUTHORITY FOR MOVING EXPENSES, THE TAKING OF PERSONAL PROPERTY OF TENANT, ANY IMPROVEMENTS CONSTRUCTED BY TENANT, OR FOR THE INTERRUPTION OF OR DAMAGE TO TENANT'S BUSINESS, PROVIDED, HOWEVER, THAT THE SAME DOES NOT THEREBY DIMINISH LANDLORD'S AWARD.

        (b) In the event that title to a part of the Building other than the Premises shall be so condemned or taken, and if in the opinion of Landlord, the Building should be restored in such a way as to alter the Premises materially, or in the event that title to all or a material part of the Outside Common Areas shall be so condemned or taken, Landlord may terminate this Lease and the term and estate hereby granted by notifying Tenant of such termination within sixty
(60) days following the date of vesting of title, and this Lease and the term and estate hereby granted shall expire on the date specified in the notice of termination, which date shall not be less than sixty

(60) days after the giving of such notice, as fully and completely as if such date were the date hereinbefore set for the expiration of the term of this Lease, and the fixed monthly rent, additional rent, and other charges hereunder shall be apportioned as of such date. In such event, Tenant shall not be entitled to any portion of Landlord's award hereunder, if any, nor shall Tenant have any claim against Landlord for the value of the unexpired portion of the term.

                                   ARTICLE 13

                       Bankruptcy and Default Provisions

13.01 - Conditional Limitations

        (a) This Lease and the demised term are subject to the limitation that if, at any time prior to or during the term, any one or more of the following events (herein called an "event of default") shall occur, that is to say:

            (i) If Tenant shall make an assignment for the benefit of its creditors; or

            (ii) If the leasehold estate hereby created shall be taken on execution or by other process of law; or

            (iii) If any petition shall be filed against Tenant in any court, whether or not pursuant to any statute of the United States or of any State, in any bankruptcy, reorganization, composition, extension, arrangement, or insolvency proceedings, and Tenant shall thereafter be adjudicated bankrupt, or such petition shall be approved by the court, or the court shall assume jurisdiction of the subject matter and if such proceedings shall not be dismissed within ninety (90) days after the institution of the same, or if any such petition shall be so filed by the Tenant; or

            (iv) If in any proceedings a receiver or trustee be appointed for Tenant's property, and such receivership or trusteeship shall not be vacated or set aside within ninety (90) days after the appointment of such receiver or trustee; or

            (v) If Tenant shall fail to pay any installment of the fixed monthly rent or any part thereof when the same shall become due and payable, and such failure shall continue for TEN (10) DAYS AFTER notice from Landlord; or

            (vi) If Tenant shall fail to EITHER (a) pay any other charge required to be paid by Tenant hereunder, OR (b) FAIL TO CAUSE A GUARANTY OF LEASE TO BE EXECUTED AS MAY BE REQUIRED BY LANDLORD PURSUANT TO SECTION 22.22, BELOW, and either such failure shall continue for TEN (10) DAYS after notice from Landlord; or

            (vii) Tenant fails to perform or observe any other requirement of this Lease (not hereinbefore specifically referred to) on the part of Tenant to be performed or observed and such failure continues for thirty (30) days after receipt of notice from Landlord to Tenant. NOTWITHSTANDING THE FOREGOING, IN THE EVENT THAT THE CURE OF TENANT'S FAILURE TO PERFORM SHALL BE OF SUCH A NATURE SO AS TO REASONABLY REQUIRE MORE THAN THIRTY
                   (30) DAYS, LANDLORD AGREES THAT TENANT SHALL NOT BE DEEMED IN DEFAULT OF THIS SUBSECTION 13.01(a)(vii) OF THE LEASE IF TENANT SHALL PROVIDE LANDLORD WRITTEN NOTICE OF ITS INTENTION TO CURE AND SHALL COMMENCE THE SAME WITHIN THIRTY (30) DAYS, AND SHALL THEREAFTER DILIGENTLY PROSECUTE THE CURE TO COMPLETION WITHIN A REASONABLE TIME, NOT TO EXCEED SIXTY (60) DAYS.

        (b) This Lease and the term are expressly subject to the conditional limitation that upon the happening of any one or more of the aforementioned events of default, Landlord, in addition to the other rights and remedies it may have, shall have the right to immediately declare this Lease terminated and the term ended, in which event all of the right, title and interest of Tenant hereunder shall wholly cease and expire upon service by Landlord of a Notice of Termination. Tenant shall then quit and surrender the Premises to Landlord in the manner and under the conditions as provided for under this Lease, but Tenant shall remain liable as hereinafter provided.

        (c) If the Landlord shall not be permitted to terminate this Lease as hereinabove provided because of Title 11 of the United States Code, as amended, relating to Bankruptcy (the "Bankruptcy Code"), then Tenant or any trustee for Tenant agrees promptly, within no more than fifteen (15) days after the request of Landlord to the Bankruptcy Court to assume or reject this Lease and Tenant agrees not to seek or request any extension or adjournment of any application to assume or reject this Lease so made by Landlord. In such event, Tenant or any trustee for Tenant may only assume this Lease if it (1) cures or provides adequate assurance that the trustee will promptly cure any default hereunder,
(2) compensates or provides adequate assurance that the Tenant will promptly compensate Landlord for any actual pecuniary loss to Landlord resulting from Tenant's default, and (3) provides adequate assurance of future performance under this Lease by Tenant. In no event after the assumption of this Lease by Tenant or any trustee for Tenant shall any then existing default remain uncured for a period in excess of ten (10) days. Adequate assurance of future performance of this Lease shall include, without limitation, adequate assurance
(a) of the source of the fixed monthly rent required to be paid to Landlord hereunder and (b) that the assumption or any permitted assignment of this Lease will not constitute a breach of any provision of this Lease. In order to adequately assure the source of payments due under this Lease in such event, each person owning, directly or indirectly, individually or through one or more entities, a five percent (5%) or greater interest in Tenant or any assignee whether through ownership of stock, partnership interest or otherwise, shall personally guarantee the obligations of Tenant hereunder by executing a Guaranty Agreement in form and substance as set forth in Exhibit F attached hereto.

13.02 - Landlord's Remedies

        (a) If this Lease shall be terminated as provided in paragraph 13.01, Landlord or Landlord's agents or employees may immediately or at any time thereafter re-enter the Premises and remove therefrom Tenant, its agents, employees, licensees, and any subtenants and other persons, firms or corporations, and all or any of its or their property therefrom either by summary dispossess proceedings or by any suitable action or proceeding at law, without being liable to indictment, prosecution or damages therefor, and repossess and enjoy the Premises, together with all alterations, additions and improvements thereto.

        (b) In case of any such termination, re-entry or dispossession by summary proceedings or otherwise, the rents and all other charges required to be paid up to the time of such termination, re-entry or dispossession, shall be paid by Tenant, and Tenant shall also pay to Landlord all expenses which Landlord may then or thereafter incur for legal expenses, attorneys' fees, brokerage commissions and all other costs paid or incurred by Landlord for restoring the Premises to good order and condition and for altering and otherwise preparing the same for reletting thereof. Landlord may, at any time and from time to time, relet the Premises, in whole or in part, for any rental then obtainable either in its own name or as agent of Tenant, for a term or terms which, at Landlord's option, may be for the remainder of the then current term of this Lease or for any longer or shorter period.

        (c) If this Lease be terminated as aforesaid, Tenant nevertheless covenants and agrees, notwithstanding any entry or re-entry by Landlord, whether by summary proceedings, termination, or otherwise, to pay and be liable for on the days originally fixed herein for the payment thereof, amounts equal to the several installments of fixed monthly rent, additional rent and other charges as they would, under the terms of this Lease, become due if this Lease had not been terminated or if Landlord had not entered or re-entered as aforesaid, whether the Premises be relet or remain vacant in whole or in part for a period less than the remainder of the term or for the whole thereof, but in the event the Premises be relet by Landlord, Tenant shall be entitled to a credit in the net amount of rent received by Landlord in reletting the Premises after deduction of all expenses and costs incurred or paid as aforesaid in reletting the Premises and in collecting the rent in connection therewith. As an alternative, at the election of Landlord, Tenant shall pay to Landlord as damages, such a sum as at the time of such termination represents the amount of the then present value of the total fixed monthly rent and additional rent and other benefits which would have accrued to Landlord under this Lease for the remainder of the term (including all renewal terms whether or not Tenant had elected to renew) if the Lease terms had been fully complied with by Tenant.

        (d) Tenant hereby expressly waives, so far as permitted by law, for and on behalf of itself and all persons claiming through or under Tenant also waives any and all rights of redemption or re-entry or repossession under present or future laws, including specifically but without limitation, Section 761 of the New York Real Property Actions and Proceeding Law including and amendments hereafter made thereto, and Tenant further waives any and all rights to restore the operation of this Lease and further waives any right under
Article 63 of the Civil Practice Law and Rules. In case Tenant shall be dispossessed by a judgment or by warrant of any court or judge, or in case of re-entry or repossession by Landlord, or in case of any expiration or termination of this Lease, Landlord and Tenant, so far as permitted by law, waive and will waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of said Premises, or any claim of injury or damage. The terms "enter," or "re-entry" as used in this lease are not restricted to their technical legal meaning.

        (e) No failure by Landlord to insist upon the strict performance of any covenant, agreement, term or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No waiver of any breach shall affect or alter this Lease, but each and every covenant, agreement, term and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of rent or additional rent stipulated in this Lease shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or letter accompanying a check for payment of rent be deemed any accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or to pursue any other remedy provided by this Lease.

        (f) In the event of any breach or threatened breach by Tenant of any of the covenants, agreements, terms or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right or remedy allowed at law or in equity or by statute or otherwise.

        (g) Each right or remedy of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease, or now or hereafter existing at law or in equity or by statute or otherwise.

                                   ARTICLE 14

                                Mechanic's Liens

14.01 - Mechanic's Liens

        Tenant agrees to pay when due all sums of money that may become due for, or purporting to be due for, any labor, services, materials, supplies or equipment alleged to have been furnished or to be furnished to or for Tenant in, upon or about the Premises and/or Landlord's interest therein.

        If any mechanic's lien shall be filed against the Premises or the Building based upon any act of Tenant or anyone claiming through Tenant, Tenant, after notice thereof from Landlord (or any person in privity of estate with Landlord), shall forthwith take whatever action by bonding, deposit, payment or otherwise, as will remove or satisfy such lien within ten (10) days. In the event Tenant does not remove or satisfy said lien within said ten (10) day period, Landlord shall have the right to do so by posting a bond or undertaking, and Tenant agrees to reimburse Landlord for any and all expenses incurred by Landlord in connection therewith within five (5) days after receipt by Tenant of Landlord's invoice therefor. These expenses shall include, but not be limited to, filing fees, legal fees and bond premiums.

        However, nothing in this Article 14 shall be deemed or construed as (a) Landlord's consent to any person, firm or corporation for the performance of any work or services, or the supply of any materials to the Premises, or (b) giving Tenant or any other person, firm or corporation any right to contract for or to perform or supply any work, services or materials that would permit or give rise to a lien against the Premises of the Building.

                                   ARTICLE 15

      Mortgages, Assignments, Subleases and Transfers of Tenant's Interest

15.01 - Limitation on Tenant's Rights

        Except as hereinafter otherwise provided, during the term of this Lease, neither this Lease nor the interest of Tenant in this Lease, or in any sublease, or in any rentals under any sublease shall be sold, assigned, transferred, mortgaged, pledged, hypothecated or otherwise disposed of, whether by operation of law or otherwise, unless Landlord's prior written consent is obtained in each case, nor shall the Premises be sublet in any case unless such prior written consent is obtained.

        SO LONG AS TENANT IS NOT IN DEFAULT UNDER THIS LEASE, LANDLORD'S CONSENT SHALL NOT BE UNREASONABLY WITHHELD FOR THE USE SET FORTH IN SECTION 5.01 HEREOF, PROVIDED, HOWEVER, THAT THE PROPOSED ASSIGNEE OR SUBLESSEE MEETS SUCH STANDARDS AS LANDLORD, USING ITS REASONABLE BUSINESS JUDGMENT, MAY REASONABLY IMPOSE, INCLUDING, BUT NOT LIMITED TO THE FOLLOWING: (a) THE FINANCIAL STRENGTH OF THE PROPOSED ASSIGNEE/SUBTENANT MUST BE AT LEASE EQUAL TO THAT OF TENANT AT THE TIME THAT EITHER (i) TENANT ENTERED INTO THIS LEASE, OR (ii) SUCH ASSIGNMENT OR SUBLEASE IS PROPOSED, WHICHEVER IS GREATER; (b) THE BUSINESS REPUTATION AND CREDIT WORTHINESS OF THE POSED ASSIGNEE/SUBTENANT MUST BE IN ACCORDANCE WITH GENERALLY ACCEPTABLE STANDARDS; (iii) THE USE OF THE PREMISES BY THE PROPOSED ASSIGNEE/SUBTENANT MUST EITHER BE THE SAME USE PERMITTED BY THE LEASE, OR A USE THAT IN THE LANDLORD'S SOLE DISCRETION IS COMPATIBLE WITH THE OTHER OCCUPANTS OF THE BUILDING AT THE TIME OF SUCH ASSIGNMENT OR SUBLEASE; AND (iv) THE USE OF THE PREMISES BY THE PROPOSED ASSIGNEE/SUBTENANT WILL NOT VIOLATE OR CREATE ANY POTENTIAL VIOLATIONS OF ANY LAWS, AND WILL NOT VIOLATE ANY OTHER AGREEMENTS AFFECTING THE PREMISES, THE BUILDING, THE LANDLORD OR OTHER TENANTS IN THE BUILDING. TENANT SHALL NOT BE RELEASED BY ANY SUCH ASSIGNMENT OR SUBLET BUT SHALL CONTINUE TO BE FULLY RESPONSIBLE FOR THE DUE PERFORMANCE OF THE OBLIGATIONS HEREUNDER.

        It is understood and agreed between the parties that, should Tenant request Landlord's consent to a proposed assignment of this Lease or a subletting of all or any portion of the Premises, Landlord will, in addition to any other requirements which may be imposed as conditions to Landlord's consent, require that Tenant execute and deliver to Landlord an agreement whereby Tenant obligates itself, as additional rent, to pay over to Landlord the amount, if any, of all rent, additional rent and any other consideration paid by such assignee or sublessee to Tenant pursuant to such assignment or sublease which is in excess of the rent and additional rent due and payable from time to time from Tenant to Landlord pursuant to this Lease.

        Should Tenant request Landlord's consent to a proposed assignment of this Lease or a subletting of all or part of the Premises, Landlord shall have the right at Landlord's option to recapture THAT PORTION OF the Premises PROPOSED TO BE ASSIGNED, SUBLET OR OTHERWISE TRANSFERRED, by written notice given to Tenant within thirty (30) days after Landlord's receipt of Tenant's request for Landlord's consent. If Landlord exercises its right to recapture the Premises, or any part thereof, this Lease shall be cancelled an terminated as of the date that is proposed by Tenant for the request assignment or subletting as fully and effectively as if such date were the date originally specified herein for the expiration of this Lease. If this Lease shall be cancelled with respect to less than the entire Premises, the fixed monthly rent reserved herein shall be prorated on the basis of the number of leaseable square feet retained by Tenant in proportion to the number of leasable square feet contained in the Premises, and this Lease shall continue thereafter in full force and effect with respect to the portion of the Premises retained by Tenant, and the parties shall execute an amendment of this Lease to provide for the reduction in square footage and rental.

     No consent by Landlord to an assignment of this Lease and no assignment made as hereinafter permitted, shall be effective until there shall have been delivered to Landlord (a) an agreement, in recordable form, executed by Tenant and the proposed assignee, wherein and whereby such assignee assumes due performance of the obligations on Tenant's part to be performed under this Lease to the end of the term hereof, and (b) the written consent to such assignment by the holder of any fee or leasehold mortgage to which this Lease is then subject shall have been obtained and delivered to Landlord if so required by the terms of such fee or leasehold mortgage.

     Notwithstanding the assumption by such assignee of due performance, Tenant shall continue to be fully responsible for the due performance of Tenant's obligations hereunder in the same manner and to the same extent as if no such assignment had been made.

     Any assignment, mortgage, pledge, sublease or hypothecation of this Lease, or of the interest of Tenant hereunder, without full compliance with any and all requirements set forth in this Lease shall be a breach of this Lease and a default hereunder, shall be null and void, and shall confer no rights upon any third party.

15.02 - Effect of Landlord's Consent

     Any consent by Landlord to a sale, assignment, sublease, mortgage, pledging, hypothecation, or transfer of this Lease, shall apply only to the specific transaction thereby authorized and shall not relieve Tenant from the requirement of obtaining the prior written consent of Landlord to any further sale, assignment, sublease, mortgage, pledge, hypothecation, or transfer of this Lease. In instances where the consent of Landlord is required here under to any proposed assignment or sublease of this Lease, or to the mortgaging, pledging or hypothecation of this Lease, contemporaneously with the request of Tenant therefor, Tenant shall submit in writing information reasonably sufficient to enable Landlord to decide with respect thereto including, but not limited to,
(i) the name and address of the proposed transferee, (ii) a current financial statement of the proposed transferee, (iii) the consideration to be paid by the proposed transferee to Tenant, and (iv) the use intended to be made of the Premises by the proposed transferee. Landlord shall reply to Tenant within ten
(10) days after receipt of the request and information as aforementioned.

15.03 - Sale of Stock or Partnership Interest

     Tenant agrees that if (i) Tenant or any Guarantor of Tenant's obligations under this Lease is a corporation and there shall be a sale of stock constituting a controlling interest in Tenant or any Guarantor of Tenant's obligations under this Lease (whether such sale occurs at one time or at intervals so that, in the aggregate, over the term of this Lease, such a sale shall have occurred), or (ii) Tenant or any Guarantor of Tenant's obligations under this Lease is a partnership and there shall be a sale of a partnership interest constituting a controlling interest in Tenant or any Guarantor of Tenant's obligations under this Lease (whether such sale occurs at one time or at intervals so that, in the aggregate, over the term of this Lease, such a sale shall have occurred), then and in any of such events, Landlord shall have the right, at its sole election, to deem such sale a default pursuant to Article 13 of this Lease and to cancel and terminate this Lease at any time thereafter by giving notice of Landlord's intention to do so and this Lease shall terminate upon the expiration of thirty (30) days after such notice of intention from Landlord to Tenant, but Tenant shall remain liable for its obligations under this Lease as provided in Article 13 hereof.

     The term "sale" shall include any transfer of the stock or partnership interest in Tenant or its Guarantor, as the case may be, other than a transfer by operation of law occurring upon the death of a stockholder or partner and the devolution of the stock or partnership interest held by such stockholder or partner to his legal representative, heirs or legatees, but shall not include a stock offering whereby an aggregate of greater then fifty percent (50%) of Tenant's stock shall be offered publicly, to parties who are nonstockholders as of the date of this Lease, through a recognized security exchange.

                                   ARTICLE 16
                             Subordination of Lease

16.01 - Subordination to Mortgages and Ground Leases

     This Lease and all the rights of Tenant hereunder are and shall be subject and subordinate to the lien of any ground or underlying leases and to any mortgage or mortgages, whether fee or leasehold mortgages, which may now or hereafter affect the Premises or the Building or the land under the Building, and to all renewals, modifications, consolidations, replacements and extensions thereof, and advances thereunder. ANYTHING CONTAINED IN THE FOREGOING TO THE CONTRARY NOTWITHSTANDING, SO LONG AS TENANT SHALL NOT HAVE DEFAULTED WITH RESPECT TO ANY OF THE TERMS AND CONDITIONS OF THIS LEASE, THE HOLDER OF ANY SUCH GROUND LEASE, UNDERLYING LEASE OR MORTGAGE SHALL (i) ACKNOWLEDGE THIS LEASE AND TENANT'S RIGHTS HEREUNDER, AND (ii) NOT DISTURB THE TENANCY HEREBY CREATED.

     Tenant will not do, suffer or permit any act, happening or occurrence or any condition to occur or remain which may be prohibited under the terms or provisions of any ground or underlying lease or mortgage to which this Lease is subject or which will create a default thereunder except that Tenant shall not be obligated to pay the principal indebtedness or any installment thereof or interest thereon.

     So long as any such mortgage or lease shall remain a lien on the Premises, Tenant agrees simultaneously with the giving of any notice to Landlord which is required to be given by this Lease, to give a duplicate copy thereof to any mortgage or ground lessor, notice or whose name and address have been given to Tenant. Further, Tenant agrees that if Landlord defaults in the performing of any of its covenants under this Lease and if such default allows Tenant to cancel or surrender said Lease, the mortgagee or ground lessor may cure said default with the same effect as if cured by Landlord, and if necessary, enter upon the Premises for the purpose of curing any such default, provided that the mortgagee or ground lessor must cure the default within the time in which Landlord is obligated to cure such default under this Lease. The giving of any such notice to Landlord shall not be properly given under the terms of this Lease and shall be of no force and effect until a duplicate copy thereof shall also have been given to the mortgagee or ground lessor pursuant to this paragraph.

                                   ARTICLE 17

                               Entry to Premises

17.01 - Entry to Premises by Landlord

     Landlord shall have the right to enter the Premises at all reasonable terms AND UPON TWENTY-FOUR (24) HOURS NOTICE (EXCEPT IN EVENT OF EMERGENCY, AND THEN, WITHOUT NOTICE) for the purposes of:
          (a)     inspecting the same, and/or
          (b) making any repairs to the Premises and performing any work therein that may be necessary by reason of Tenant's default under the terms of this Lease continuing beyond any applicable period of grace, and/or
          (c) exhibiting the Premises for the purpose of sale, ground lease or mortgage.

                                   ARTICLE 18

                            Notices and Certificates

18.01 - Notices and Certificates

     Any notice, statement, certificate, request or demand required or permitted to be given under this Lease shall be in writing sent either by an overnight express mail service (such as Federal Express) of by registered or certified mail, postage prepaid, return receipt requested, addressed, as the case may be, to the Landlord in care of Landlord's Managing Agent (see Page 1) at the address shown at the beginning of this Lease, and to Tenant at the address shown at the beginning of this Lease or to such other addresses as Landlord or Tenant shall designate in the manner herein provided. Such notice, statement, certificate, request or demand shall be deemed to have been given on the date mailed as aforesaid by such express mail service or on the date deposited in any post office or branch post office regularly maintained by the United States Government, except for notice of change of address or revocation of a prior notice, which shall only be effective upon receipt or refusal to accept receipt of such notice.

     At any time or times when Tenant's interest herein shall be vested in more than one person, firm or corporation, jointly, in common or in severalty, a notice given by Landlord to any one such person, firm or corporation shall be conclusively deemed to have been given to all such persons, firms or corporations. Any notice by Tenant pursuant to the provisions hereof shall be void and ineffective unless signed by all such persons, firms and corporations shall have previously given notice to Landlord, signed by each of them designating and authorizing one or more of them to give the notice referred to, and such notice shall then be unrevoked be any notice to Landlord.

18.02 - Certificate by Tenant

     Within fifteen (15) days after request by Landlord, Tenant, from time to time and without charge, shall deliver to Landlord or to a person, firm or corporation, specified by Landlord, a duly executed and acknowledged instrument certifying:
          (a) that this Lease is unmodified and in full force and effect, or if there has been any modification, that the Lease is in full force and effect, as modified, and identifying the date of any such modification; and
          (b) whether Tenant knows or does not know, as the case may be, of any default by Landlord in the performance by Landlord of the terms, covenants, and conditions of this Lease, and specifying the nature of such defaults, if any; and
          (c) whether or not there are any then existing set-offs or defenses by Tenant to the enforcement by Landlord of the terms, covenants, and conditions of this Lease and any modification thereof, and if so, specifying them; and

      (d)  the date to which the fixed monthly rent has been paid.

                                   ARTICLE 19

                          Covenant of Quiet Enjoyment

19.01 - Covenant of Quiet Enjoyment

     Tenant, subject to the terms and provisions of this Lease, on payment of the rent and observing, keeping and performing all the terms and provisions of this Lease on its part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold and enjoy the Premises during the term hereof on and after the Term Commencement Date without hindrance or ejection by Landlord and any persons lawfully claiming under Landlord, subject nevertheless to the terms and conditions of this Lease and to any ground or underlying lease and/or mortgage(s); but it is understood and agreed that this covenant, and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during its and their respective ownership of Landlord's interest hereunder.


                                   ARTICLE 20

                                    Services

20.01 - Services

     During the term of this Lease, while Tenant is not in default hereunder, Landlord shall furnish to the Premises electricity, lighting, heating, ventilating, air conditioning, elevator service and water to the plumbing fixtures, if any, on Monday through Friday from 7:00 a.m. to 6 p.m., principal legal holidays excepted (herein referred to as the "Normal Operating Hours"). SUCH SERVICES SHALL BE MADE AVAILABLE TO TENANT SEVEN (7) DAYS A WEEK ON A TWENTY-FOUR (24) HOUR BASIS. Landlord shall also furnish janitorial services consisting of cleaning floors, removing waste paper each business day and window cleaning.

20.02 - Interruption of Service

     No diminution or abatement of rent or other compensation shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the Premises, the Building or its appurtenances. There shall be no diminution or abatement of rent or any other compensation for interruption or curtailment of any service or utility herein expressly or impliedly agreed to be furnished by Landlord when such interruption or curtailment shall be due to accident, alterations, repairs (desirable or necessary), or to inability or difficulty in securing supplies or labor, or to some other cause not resulting from gross negligence on the part of Landlord. No such interruption or curtailment shall be deemed a constructive eviction. Tenant agrees that Landlord shall not be responsible for interruption of utility service caused by any utility company or governmental regulatory agency. NOTWITHSTANDING THE FOREGOING, IN THE EVENT THAT ANY INTERRUPTION OF UTILITY SERVICE SHALL CONTINUE FOR A PERIOD OF MORE THAN THREE (3) CONSECUTIVE BUSINESS DAYS. LANDLORD AGREES THAT THERE SHALL BE AN EQUITABLE ABATEMENT OF THE RENT RESERVED HEREIN UNTIL SUCH TIME AS THE INTERRUPTED SERVICE SHALL BE RESTORED IN FULL.


                                   ARTICLE 21

                      Certain Rights Reserved to Landlord

21.01 - Certain Rights Reserved to Landlord

     Landlord reserves the following rights:
          (a) To name the Building and to change the name or street address of the Building;
          (b) To install and maintain a sign or signs on the exterior or interior of the Building;
          (c) To designate all sources furnishings sign painting and lettering, ice, drinking water, towels, toilet supplies, shoe shining, vending machines, mobile vending service, catering, and like services used on the Premises;
          (d) During the last ninety (90) days of the term, if during or prior to that time Tenant vacates the Premises, to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy, including the placing of a notice of reasonable size on or in the Premises offering the Premises "For Rent" or "For Lease", all without affecting Tenant's obligation to pay rental for the Premises;
          (e)  To constantly have pass keys to the Premises;
          (f) At any time in the event of an emergency, or otherwise at reasonable times, to take any and all measures, including inspections, repairs, alterations, additions and improvements to the Premises or to the Building, as may be necessary or desirable for the safety, protection or preservation of the Premises or the Building or the Landlord's interests, or as may be necessary or desirable in the operation or improvement of the Building or in order to comply with all laws, orders and requirements of governmental or other authority;

          (g) At any reasonable time and from time to time throughout the term of the Lease to show the Premises to persons wishing to rent same or to purchase the Building.


                                   ARTICLE 22

                            Miscellaneous Provisions

22.01 - Holdover

     (a) Should Tenant continue to occupy the Premises after the expiration of the term hereof or after a forfeiture incurred, and if Landlord consents to such continued occupancy, such tenancy shall be from month-to-month, and such month-to-month tenancy shall be under all the terms, covenants and conditions of this Lease, except at ONE AND ONE HALF TIMES the monthly rent reserved herein.

     (b) Should Tenant continue to occupy the Premises without Landlord's consent after the expiration of the term hereof or after a forfeiture incurred, such continued occupancy shall confer no rights whatsoever upon Tenant and Tenant hereby consents in advance to the immediate entry of an order, warrant and judgment by any court of competent jurisdiction directing the removal of Tenant and all of Tenant's personal property from the Premises. Such continued occupancy by Tenant shall in no event be deemed or construed to be a month-to-month tenancy or a tenancy at will or by sufferance, even if Landlord accepts rent from Tenant for the period of such continued occupancy after the expiration of the term hereof or after a forfeiture incurred, or for any preceding period.

22.02 - Limitation on Personal Liability

     (a) It is understood and agreed that Tenant shall look solely to the estate and property of Landlord in the Building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord and any other obligation of Landlord created by or under this Lease, and no other property or assets of Landlord or of its partners, beneficiaries, co-tenants, shareholders, or principals (as the case may be) shall be subject to levy, execution or other enforcement procedures.

     (b) The term "Landlord," as used in subparagraph 22.02(a) above and throughout this Lease, so far as covenants and agreements on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the Building and Lease. Further, in the event of any transfer or transfers of the title to the Lease and/or the Building, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor), including each of its partners, beneficiaries, co-tenants, shareholders, or principals (as the case may be), shall be automatically freed and relieved from and after the date of such transfer and conveyance of all liability as respects the performance of any covenants and agreements on the part of Landlord. Landlord or the grantor shall turn over to the grantee all monies and security, if any, then held by Landlord or such grantor on behalf of Tenant, Landlord thereby being relieved of and from all responsibility for such monies and security, and shall assign to such grantee all right, title and interest of Landlord or such grantor thereto, it being intended that the covenants and agreements contained in this Lease on the part of Landlord to be performed shall, subject as aforesaid, be binding on Landlord, its successors and assigns.

22.03 - No Representations by Landlord

     Landlord and Landlord's agents have made no representations or promises with respect to the Building, the land upon which the Building is erected or the Premises except as herein expressly set forth, and no rights, easements, or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease.

22.04 - Lease Binding

     All covenants in this Lease which are binding upon Tenant shall be construed to be equally applicable to and binding upon Tenant's agents, employees and others claiming the right to be in the Premises or in the Building through or under Tenant. If more than one individual, firm or corporation shall join as Tenant, the singular context shall be construed to be plural wherever necessary, and the covenants of Tenant shall be the joint and several obligations of each party signing as Tenant; and, when the parties signing as Tenant are partners, it shall be the joint and several obligations of the firm and of the individual members thereof.

22.05 - Failure to Give Possession

     (a) If Landlord shall be unable to give possession of the Premises on the Term Commencement Date by reason of the fact that the Premises are located in a building being constructed which has not been sufficiently completed to make the Premises ready for occupancy or by reason of the fact that a certificate of occupancy has not been procured or for any other reason, then, EXCEPT AS SPECIFICALLY SET FORTH IN SECTION 22.05(b), BELOW, Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances the rent reserved and covenanted to be paid herein shall not commence until possession of the Premises is given or the Premises are available for occupancy by Tenant, and no such failure to give possession on the Term

Commencement Date shall in any way affect the validity of this Lease or the obligations of Tenant hereunder, nor shall same be construed in any way to extend the term of this Lease. If the Building is not in the course of construction, and Landlord is unable to give possession of the Premises on the Term Commencement Date by reason of the holding over or retention of possession by any tenant, tenants, or occupants, or for any other reason, or if repairs, improvements or decoration of the Premises or of the Building are not completed, such inability by Landlord shall not constitute a default under this Lease but the Term Commencement Date shall be postponed until such date as such holdover tenant or occupant shall give up possession of the Premises, and/or the repairs, improvements or decorations have been completed, and the term of this Lease shall be deemed to commence on such Term Commencement Date as postponed (and the termination date of the term of the Lease shall be extended by the same period as the Term Commencement Date is postponed).

      (b) LANDLORD AGREES THAT LANDLORD SHALL USE ITS BEST EFFORTS TO DELIVER THE PREMISES TO TENANT ON OR BEFORE THE EXPIRATION OF THE TWELVE (12) WEEKS FOLLOWING FULL EXECUTION OF THIS LEASE. ANYTHING CONTAINED IN SECTION 22.05(a) TO THE CONTRARY NOTWITHSTANDING, IN THE EVENT LANDLORD SHALL FAIL TO DELIVER POSSESSION OF THE PREMISES TO TENANT WITHIN THIRTY (30) DAYS FOLLOWING THE EXPIRATION OF SAID TWELVE (12) WEEK PERIOD (THE THIRTIETH DAY OF SAID PERIOD BEING HEREINAFTER REFERRED TO AS THE "OUTSIDE DELIVERY DATE") FOR ANY REASON OTHER THAN TENANT DELAY OR DELAY RESULTING FROM LANDLORD'S FAILURE TO RECEIVE EQUIPMENT NECESSARY TO PERFORM AND COMPLETE LANDLORD'S WORK. TENANT SHALL BE ENTITLED TO AND SHALL RECEIVE TWO (2) DAYS OF FREE RENT FOR EACH TWENTY-FOUR
(24) HOUR PERIOD EXPIRING FROM 11:59 P.M. ON THE OUTSIDE DELIVERY DATE THROUGH THE ACTUAL DATE ON WHICH LANDLORD SHALL DELIVER THE PREMISES TO TENANT, EXCLUSIVE.

22.06 - Relocation of Tenant

      Intentionally deleted.

22.07 - Force Majeure

      The period of time during which either party is prevented or delayed in the performance or the making of any improvements or repairs or fulfilling any obligation other than the payment of fixed monthly rent or additional rent required under this Lease due to unavoidable delays caused by fire, catastrophe, strikes or labor trouble, civil commotion, Acts of God or the public enemy, governmental prohibitions or regulation or inability to obtain materials or labor by reason thereof, or other causes beyond such party's reasonable control, shall be added to such party's time for performance thereof, and such party shall have no liability by reason thereof.

22.08 - Attornment by Tenant

      If at any time during the term of this Lease the Building is sold through a mortgage foreclosure proceeding, or if Landlord hereunder shall be the holder of a leasehold estate covering premises which include the Premises and if such leasehold estate shall be cancelled or otherwise terminated prior to the expiration date thereof and prior to the expiration of the term of this Lease, or in the event of the surrender thereof whether voluntary, involuntary or by operation of law, Tenant shall make full and complete attornment to the purchaser at the foreclosure sale or to the lessor of such leasehold estate for the balance of the term of this Lease upon the same covenants and conditions as are contained herein so as to establish direct privity between such purchaser or lessor and Tenant and with the same force and effect as though this Lease was made directly from such purchaser or lessor to Tenant. Tenant shall make all rent payments thereafter directly to such purchaser or lessor.

22.09 - Landlord May Pay Tenant's Obligations

      All costs and expenses which Tenant assumes or agrees to pay under the provisions of this Lease shall at Landlord's election be treated as additional rent, and in the event of non-payment, Landlord shall have all the rights and remedies herein provided for in case of non-payment of rent or of a breach of covenant. If Tenant shall default in making any payment required to be made by Tenant (other than the payment of rent as provided by Article 3 above) or shall default in performing any term, covenant or condition of this Lease on the part of Tenant to be performed which shall involve the expenditure of money by Tenant, Landlord or Landlord's option may, but shall not be obligated to, make such payment or, on behalf of Tenant, expend such sums as may be necessary to perform and fulfill such term, covenant or condition, and any and all sums so expended by Landlord, with interest thereon at the rate of one and one-half percent (1 1/2%) per month from the date of such expenditure, shall be and be deemed to be additional rent, in addition to the rent provided in Article 3 and shall be repaid by Tenant to Landlord on demand, but no such payment or expenditures by Landlord shall be deemed a waiver of Tenant's default nor shall it affect any other remedy of Landlord by reason of such default.

22.10 - Definition of "Tenant's Allocable Share"

      (a) For purposes of determining Tenant's Allocable Share herein, except as provided in subparagraph (b) below, such share shall be the percentage resulting from dividing the number of square feet CONTAINED IN THE PREMISES, by the total number of square feet LEASEABLE in the Building as of the beginning of each lease year or partial lease year.

      (b) For purposes of determining Tenant's Allocable Share for paragraph 3.02, such share shall be the percentage resulting from dividing the number of square feet set forth CONTAINED IN THE PREMISES above, by the total number of square feet leasable in the Building as of the beginning of each lease year or partial lease year.

22.11 - Division of Costs

     Landlord may construct and operate other office buildings located within the office park in which the Building is located. Tenant agrees that Landlord may treat the Building and the adjacent office buildings as one unit for the purpose of purchasing and providing energy and water, insurance and the common services included within Operating Costs. Landlord shall equitably divide such costs between the Building and the adjacent office buildings for each lease year (or partial lease year) and the allocation of such costs shall be subject to verification by Tenant at Landlord's offices.

22.12 - Effect of Captions

     The captions or legends on this Lease are inserted only for convenient reference or identification of the particular paragraphs. They are in no way intended to describe, interpret, define or limit the scope, or extent or intent of this Lease, or any paragraph or provision thereof.

22.13 - Tenant Authorized to Do Business

     Tenant represents and covenants that it is and throughout the term of this Lease shall be authorized to do business in the state in which the Building is located. In the event Tenant hereunder is a corporation, the persons executing this Lease on behalf of the Tenant hereby covenant and warrant that: the Tenant is a duly constituted corporation qualified to do business in the state in which the Building is located, all Tenant's franchise and corporate taxes have been paid to date; and such persons are duly authorized by the governing body of such corporation to execute and deliver this Lease on behalf of the corporation.

22.14 - Execution in Counterparts

     This Lease may be executed in one or more counterparts, any one or all of which shall constitute but one agreement.

22.15 - Memorandum of Lease

     Upon request by either party, Landlord and Tenant agree to execute a Memorandum or Notice of Lease in recordable form pursuant to applicable state law. Upon the expiration or earlier termination of this Lease, the party who shall have recorded such Memorandum or Notice of Lease from the public records, and upon failure to do so, the other party, upon ten (10) days prior notice to the party who recorded the aforesaid instrument, is hereby appointed attorney-in-fact to execute any such instrument in the recording party's name, place and stead. The requesting party shall pay for all recording fees and attorney's fees in connection with the preparation and recording of the Memorandum or Notice of Lease.

22.16 - Law Governing, Effect and Gender

    This Lease shall be construed in accordance with the laws of the state in which the Building is located and shall be binding upon the parties hereto and their respective legal representatives, successors and assigns except as expressly provided otherwise. Should any provisions of this Lease require judicial interpretation, it is agreed that the court interpreting or construing the same shall not apply a presumption that the terms of any such provisions shall be more strictly construed against one party or the other by reason of the rule of construction that a document is to be construed most strictly against the party who itself or its agent prepared the same, it being agreed that the agents of all parties have participated in the preparation of this Lease. Use of the neuter gender shall be deemed to include the masculine or feminine, as the sense requires. Any reference to successors and assigns of Tenant is not intended to constitute a consent to any assignment by Tenant but has reference only to those instances in which Landlord may later give consent to a particular assignment as required by the provisions of Article 15 hereof.

22.17 - Security Agreement

     Intentionally deleted.

22.18 - Amendments

     The parties hereto mutually agree that so long as a mortgage or any extension thereof shall be a lien upon the Premises, they will not reduce the rents from that provided for in this Lease, provided for payments of rents prior to time herein provided for, not terminate said Lease prior to the end of the term, except as otherwise provided in this Lease, without first obtaining the consent of the mortgagee in writing, and that any such proposed modification or termination without said mortgagee's consent shall be void as against said mortgagee.

22.19 - Brokerage

     Tenant warrants that it has had no dealings with any broker or agent in connection with this Lease and covenants and agrees to pay any commission, compensation or charge claimed by any real estate broker, salesman or agent with respect to this Lease or the negotiation thereof.

     ANYTHING TO THE CONTRARY CONTAINED IN THE FOREGOING NOTWITHSTANDING, AND PROVIDED THAT THIS LEASE SHALL HAVE BEEN FULLY EXECUTED, LANDLORD AGREES THAT IN THE EVENT TENANT SHALL SUBLEASE ITS PREMISES OR ASSIGN ITS LEASEHOLD INTEREST, AS THE CASE MAY BE, UNDER THAT CERTAIN LEASE BY AND BETWEEN TENANT AND UNIGARD INSURANCE COMPANY, FOR PREMISES LOCATED AT 200 ELWOOD DAVIS ROAD IN THE VILLAGE OF LIVERPOOL, COUNTY OF ONONDAGA AND STATE OF NEW YORK (THE "UNIGARD LEASE"), LANDLORD SHALL REIMBURSE TENANT FOR THE PAYMENT OF ONE (1) REASONABLE BROKERAGE COMMISSION, IF ANY, WHICH SHALL HAVE BEEN PAID BY TENANT TO ANY REAL ESTATE BROKER, SALESMAN OR AGENT IN CONNECTION WITH SUCH SUBLEASE OR ASSIGNMENT OF THE UNIGARD LEASE.

22.20 - Complete Agreement

     This Lease contains and embraces the entire Agreement between the parties hereto and it or any part of it may not be changed, altered, modified, limited, terminated, or extended orally or by any agreement between the parties unless such agreement be expressed in writing, signed and acknowledged by the parties hereto, their legal representative, successors or assigns, except as may be expressly otherwise provided herein.

22.21 - Arbitration

     Any controversy or claims arising or relative to any matter in connection with this Lease, with reference to which this Lease shall expressly provide that this section governs, shall be settled by arbitration in the City of Syracuse, New York, in accordance with the rules of the American Arbitration Association or its successor organization, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction hereof.

22.22 - Guaranty of Lease

     IN THE EVENT THAT LANDLORD SHALL IN ITS REASONABLE ESTIMATION AND GOOD FAITH JUDGMENT DETERMINE THAT THE FINANCIAL STRENGTH OF TENANT SHALL HAVE DECREASED FROM THAT WHICH EXISTED UPON TENANT'S EXECUTION OF THIS LEASE, SUCH THAT LANDLORD SHALL REASONABLY REQUIRE ADEQUATE ASSURANCE OF FUTURE PERFORMANCE UNDER THIS LEASE BY TENANT, LANDLORD RESERVES THE RIGHT TO REQUIRE ANY ONE (1) OF THE FOLLOWING ENTITIES TO EXECUTE THE GUARANTY OF LEASE IN THE FORM SET FORTH IN EXHIBIT "F", ATTACHED HERETO AND MADE PART HEREOF:

       (A) ANY CORPORATION THAT IS A PARENT, SUBSIDIARY OR AFFILIATE OF TENANT;
       (B) ANY CORPORATION RESULTING FROM A MERGER OR CONSOLIDATION AFFECTING TENANT; OR
       (C) ANY CORPORATION ACQUIRING ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF TENANT;

     In the event that Landlord shall request the Guaranty of any of the foregoing, Tenant represents and covenants that it will cause said Guaranty of Lease to be duly executed and delivered to Landlord not later than ten (10) days after receipt of Landlord's request. The guarantor under such Guaranty of Lease is herein referred to as "Guarantor." If Tenant or Tenant's Guarantor is a partnership or other business organization, the members of which are subject to personal liability, the liability of each such member, or Guarantor, where there is more than one Guarantor, shall be deemed to be joint and several. Any present or future partner of Tenant or Tenant's Guarantor(s) who is no longer a partner of Tenant or its Guarantor(s) at the time of any default under this Lease shall, nevertheless, remain liable for the obligations of Tenant under this Lease, as if any such partner had been a partner on the date of such default.

22.23 - Invalidity of Particular Provisions

     If any term or provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

22.24 - Execution of Lease by Landlord

     The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises and this document becomes effective and binding only upon the execution and delivery hereof by Landlord and by Tenant. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein and may be modified or altered only by an agreement in writing between Landlord and Tenant, and no act or omission of any employee or other agent of Landlord shall later, change or modify any of the provisions hereof.

22.25 - Relationship of the Parties

     Nothing contained herein shall be deemed or construed by the parties hereto nor by any third party as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent nor any other provision herein contained, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than Landlord and Tenant.

22.26 - Tenant's Option to Lease Additional Premises

     Landlord hereby grants Tenant the option, to be exercised as hereinafter provided, to lease additional square footage of office premises which may be available in the Building from time to time, and located in an area of the Building designated by Landlord (such space is hereinafter referred to as the "Additional Premises"). However, if the square footage of premises requested by Tenant is not available in the Building, then Landlord may designate that the Additional Premises be located within the neighboring Interplace II Office Building located at 100 Elwood Davis Road in the Village of Liverpool, County of Onondaga and State of New York (the "IP2 Building") which will accommodate Tenant's additional office premises requirements.

(a) Tenant may exercise its option hereunder to lease the Additional Premises by giving Landlord written notice of such exercise at any time DURING THE INITIAL TERM OF THIS LEASE at least nine (9) months prior to the date Tenant specifies in its notice that possession of the Additional Premises is to be delivered to Tenant. If such option shall be duly exercised by Tenant, Landlord shall inform Tenant in writing within three (3) months of Landlord's receipt of Tenant's notice as to whether or not Landlord shall be able to make the Additional Premises available to Tenant upon the date specified in said notice ("Landlord's Notice of Availability").

(b) If Tenant duly exercises its option to lease the Additional Premises under this Section 22.26, and the Additional Premises shall be available either in the Building or the IP2 Building, the leasing of the Additional Premises by Tenant shall be upon the same terms and conditions as provided in this Lease for the Premises (the "Existing Terms"), except that:

     (i) IN THE EVENT THAT THE ADDITIONAL PREMISES SHALL BE LOCATED IN THE BUILDING, THE FIXED MONTHLY RENT FOR THE ADDITIONAL PREMISES SHALL BE EQUAL TO THIRTEEN AND 95/100 DOLLARS ($13.95) PER SQUARE FOOT OF LEASEABLE PREMISES PLUS AN AMOUNT EQUAL TO THE COST OF ANY WORK PERFORMED BY LANDLORD (IF ANY) IN ORDER TO PREPARE THE ADDITIONAL PREMISES FOR TENANT'S OCCUPANCY AMORTIZED OVER THE REMAINING TERM OF THE LEASE, AS MAY BE EXTENDED FROM TIME TO TIME ("ADDITIONAL PREMISES BASE RENT"); AND

     (ii) IN THE EVENT THAT THE ADDITIONAL PREMISES SHALL BE LOCATED IN THE IP2 BUILDING, the amounts payable under the Lease, including, but not limited to, the fixed monthly rent, base periods (i.e. Tax Base Year, Base Periods for Common Area Costs, Base Amounts for Building Energy Costs and Water), charges for Building Utilities Tenant Electric Energy, and charges for Extra Tenant Electric (and any other charges or costs under the lease) shall be "Fair Market Rents, Terms and Conditions for office space of comparable size, class and quality in the Village of Liverpool as of the date Tenant exercises its option under this Section 22.26. Anything to the contrary contained in this Lease notwithstanding, the per square foot rent under the lease for the Additional Premises shall not be less than the per square foot rent payable for the Premises hereunder.

     IF THE ADDITIONAL PREMISES ARE LOCATED IN THE BUILDING, LANDLORD AND TENANT SHALL PROMPTLY EXECUTE A LEASE MODIFICATION AGREEMENT WHEREBY THE PARTIES INCORPORATE THE ADDITIONAL PREMISES INTO THE PREMISES AND MODIFY THE LEASE SO AS TO REFLECT AND INCORPORATE THE PAYMENT OF THE ADDITIONAL PREMISES BASE RENT, AND SUCH OTHER TERMS AND CONDITIONS UPON WHICH LANDLORD AND TENANT SHALL MUTUALLY AGREE.

     IN THE EVENT THAT THE ADDITIONAL PREMISES ARE TO BE LOCATED IN THE IP2 BUILDING AND LANDLORD AND TENANT AGREE ON THE FAIR MARKET RATE, TERMS AND CONDITIONS, THE PARTIES AGREE THAT THEY SHALL PROMPTLY EXECUTE A LEASE ON LANDLORD'S STANDARD OFFICE LEASE, INCORPORATING THE EXISTING TERMS AND SUCH FAIR MARKET TERMS AND CONDITIONS FOR THE ADDITIONAL PREMISES.

(c) If Landlord and Tenant are unable to agree upon the Fair Market Rents, Terms and Conditions for the Additional Premises in the IP2 Building within twenty (20) days following Tenant's receipt of Landlord's Notice of Availability, (i) the dispute shall proceed to arbitration or (ii) TENANT, AT ITS OPTION, MAY WITHDRAW ITS EXERCISE OF THIS OPTION UPON WRITTEN NOTICE GIVEN WITHIN TWO (2) BUSINESS DAYS FOLLOWING THE EXPIRATION OF SAID TWENTY
     (20) DAYS, WITHOUT PREJUDICE. IN THE EVENT THAT TENANT DOES NOT WITHDRAW ITS EXERCISE, THEN IN SUCH CASE, and within five (5) business days after the expiration of such twenty (20) day period, each party shall appoint an arbitrator and notify the other party of such appointment by identifying the appointee. Each party hereto agrees to select as its respective appointee a licensed real estate broker, who is an individual of substantial experience with respect to office building ownership, management and marketing in the general geographic area of the greater Syracuse area, which person shall not be regularly employed or have been retained during the last two (2) years as a consultant by the party selecting such person. Neither party may consult directly or indirectly with any arbitrator regarding the Fair Market Rents, Terms and Conditions prior to appointment, or after appointment, outside the presence of the other party. The arbitration shall be conducted in the City of Syracuse under the provisions of the commercial arbitration rules of the American Arbitration Associations and the laws of the State of New York.

(d) Not later than five (5) business days after both arbitrators are appointed, each party shall separately, but simultaneously, submit in a sealed envelope to each arbitrator their separate suggested Fair Market Rents, Terms and Conditions for the Additional Premises and shall provide a copy of such submission to the other party. After reviewing such submissions, the selected arbitrators shall determine whether Landlord's or Tenant's estimate of the Fair Market Rent, Terms and Conditions is closer to the actual Fair Market Rent, Terms and Conditions and shall declare such closer estimate to be the Fair Market Rent, Terms and Conditions. It is hereby acknowledged and agreed that the decision of the arbitrators shall be final and binding upon the parties and that the parties shall promptly enter into a new lease prepared by counsel for the Landlord on Landlord's Standard Office Lease for the Additional Premises for a term to be agreed upon, and setting forth (i) the Existing Terms and (ii) the Fair Market Rent, Terms and Conditions as determined by arbitration.

h) Each party shall be responsible for the costs, charges and/or fees of its respective appointee, and the parties shall share equally in the costs, charges and/or fees of the third arbitrator, if any. The decision of the arbitrator(s) may be entered in any court having jurisdiction thereof.

j) For purposes of this paragraph, the term "Fair Market Rents, Terms and Conditions" shall mean the annual amount per rentable square foot and additional charges that a willing, comparable, non-equity, non-renewal, non-expansion new tenant would pay and a willing, comparable landlord of a first class office building in the Village of Liverpool would accept at arm's length, giving appropriate consideration to annual rental rates per rentable square foot, the type of escalation clauses including, but without limitation, operating expense and real estate tax escalation clauses, the extent of liability under such escalation clauses (e.g., whether determined on a net lease basis or by increases over a particular base year or base dollar amount), abatement provisions reflecting free rent and/or no rent during the period of construction or any other period during the lease term, brokerage commissions, if any, length of lease term, size and location of the premises being leased, Building Standard work letter and/or tenant improvement allowances, if any, and other generally applicable terms and conditions of tenancy for a single floor or the space in question, if smaller.

k) Anything to the contrary contained in this Section 22.26 or the Lease to the contrary notwithstanding, provided Tenant shall not be in default of any of the terms or conditions of this Lease (as defined in Section 13.01(a) as an event of default), then, UPON THE EXPIRATION OF THE EIGHTY-FOURTH (84TH) FULL CALENDAR MONTH OF THE INITIAL LEASE TERM ("84TH MONTH"), in the event THAT LANDLORD SHALL BE UNABLE TO ACCOMMODATE additional square footage requirements of Tenant as exercised pursuant to the terms of this Section 22.26 FROM AND AFTER THE EXPIRATION OF SAID 84TH MONTH. Landlord shall so inform Tenant within Landlord's requisite Notice of Availability, and Tenant may thereafter elect to terminate this Lease by written notice to Landlord ("Notice of Termination") given within sixty
     (60) days following Tenant's receipt of said Notice of Availability, which termination shall be effective upon the expiration of ninety (90) days following Landlord's receipt of Tenant's Notice of Termination.

     In the event Tenant shall duly exercise its option to terminate the Lease pursuant to the provisions of this Section 22.26(k), this Lease shall terminate upon the later to occur of (i) the expiration of ninety (90) days following Landlord's receipt of Tenant's Notice of Termination; and (ii) the date set forth in said Notice of Termination as the effective date of the same (the "Termination Date"), and Landlord and Tenant shall be released from the accrual of any further obligation or liability to the other under this Lease from and after said Termination Date.

     In the event Tenant shall fail to timely give notice to Landlord within sixty (60) days following its receipt of Landlord's Notice of Availability informing Tenant that Additional Premises are not available, Tenant shall be deemed to waived such right to terminate, and this Lease shall continue in full force and effect.

l) Landlord hereby represents and warrants that it has reserved the right under each of its representative leases with ACC Communications and Interim Personnel, being tenants of premises located in the Building, to relocate each of said tenants upon SIXTY (60) days prior written notice. In the event Tenant shall at any time during the term of this Lease desire to lease the respective premises of any of the tenants heretofore named, and provided Tenant shall not be in default of the terms or conditions of this Lease (as defined in Section 13.01(a) as an event of default), Landlord hereby agrees that it negotiate in good faith with Tenant for the leasing of the desired premises and, upon reaching a business deal with Tenant regarding said desired premises, Landlord shall exercise its right to relocated the tenant(s) thereof and enter into a lease with Tenant for the same. TENANT AGREES THAT ANY SUCH RELOCATION OF TENANT(S) BY LANDLORD SHALL BE AT TENANT'S SOLE COST AND EXPENSE, AND THAT TENANT SHALL REIMBURSE LANDLORD FOR ANY SUCH COSTS INCURRED BY LANDLORD WITHIN THIRTY (30) DAYS OF TENANT'S RECEIPT OF AN INVOICE THEREFOR.

22.27 - Tenant's Right of First Option

     PROVIDED THAT TENANT SHALL NOT DEFAULT IN ANY OF THE TERMS OR CONDITIONS OF THIS LEASE, LANDLORD AGREES THAT TENANT SHALL HAVE THE FIRST OPTION TO LEASE ADDITIONAL PREMISES LOCATED IN THE BUILDING CURRENTLY UNDER LEASE WITH ANY OTHER TENANT ("OTHER TENANT PREMISES"), SUCH OPTION TO ACCRUE UPON THE DATE THAT THE OTHER TENANT PREMISES SHALL BECOME AVAILABLE. THE LEASING OF THE OTHER TENANT PREMISES SHALL BE UPON ALL OF THE TERMS AND CONDITIONS OF THIS LEASE, EXCEPT THAT THE FIXED MONTHLY RENT FOR THE OTHER TENANT PREMISES SHALL BE EQUAL TO THIRTEEN AND 95/100 DOLLARS ($13.95) PER SQUARE FOOT OF LEASEABLE PREMISES PLUS AN AMOUNT EQUAL TO THE COST OF ANY WORK PERFORMED BY LANDLORD (IF ANY) IN ORDER TO PREPARE THE OTHER TENANT PREMISES FOR TENANT'S OCCUPANCY AMORTIZED OVER THE REMAINING TERM OF THE LEASE, AS MAY BE EXTENDED FROM TIME TO TIME ("OTHER TENANT PREMISES BASE RENT").

     LANDLORD SHALL NOTIFY TENANT IN WRITING OF THE AVAILABILITY OF ANY OTHER TENANT PREMISES UPON THE EARLIER TO OCCUR OF (I) AT LEAST SIX (6) MONTHS PRIOR TO THE EXPIRATION OF THE RESPECTIVE LEASE ON SAID PREMISES AS OF THE DATE OF EXECUTION OF THIS LEASE; AND (II) UPON SUCH OTHER DATE THAT OTHER TENANT PREMISES MAY BECOME AVAILABLE, AND TENANT SHALL THEREAFTER HAVE THIRTY (30) DAYS FROM RECEIPT OF LANDLORD NOTICE WITHIN WHICH TO SERVE LANDLORD IRREVOCABLE NOTICE (TIME BEING OF THE ESSENCE) OF TENANT'S INTENTION TO LEASE OTHER TENANT PREMISES ("TENANT'S FIRST OPTION NOTICE").

     IN THE EVENT THAT TENANT SHALL TIMELY EXERCISE ITS RIGHT OF FIRST OPTION, LANDLORD AND TENANT SHALL PROMPTLY EXECUTE A LEASE MODIFICATION AGREEMENT WHEREBY THE PARTIES INCORPORATE THE OTHER TENANT PREMISES INTO THE PREMISES AND MODIFY THE LEASE SO AS TO REFLECT AND INCORPORATE THE PAYMENT OF THE OTHER TENANT PREMISES BASE RENT, AND SUCH OTHER TERMS AND CONDITIONS UPON WHICH LANDLORD AND TENANT SHALL MUTUALLY AGREE.

     IN THE EVENT THAT LANDLORD SHALL NOT TIMELY RECEIVE TENANT'S FIRST OPTION NOTICE, TENANT SHALL BE DEEMED TO HAVE WAIVED ITS FIRST OPTION RIGHT TO LEASE THE RESPECTIVE OTHER TENANT PREMISES, AND LANDLORD MAY LEASE THE SAME TO ANOTHER TENANT WITHOUT FIRST OFFERING IT AGAIN TO TENANT.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease on the date first above written.

LANDLORD:                                     TENANT:
ELWOOD DAVID ROAD COMPANY                     NYSERNet, INC.

By: Joseph T. Scuderi                         By: David A. Buckel
    ---------------------------------             ----------------------
    Joseph T. Scuderi                             Name: David A. Buckel
    Member of the Executive Committee             Title: Controller

                          (Acknowledgment of Landlord)

STATE OF NEW YORK   }
                    SS.:
                    }
COUNTY OF ONONDAGA

On this 13th day of February, 1996, before me personally came Joseph T. Scuderi to me personally known, who being by me duly sworn, did dispose and say that he resides in Fayetteville, NY, that he is a Member of the Executive Committee of ELWOOD DAVIS ROAD COMPANY, the partnership described in and which executed the within Lease as Landlord; and who further acknowledged to me that he executed said Lease for, on behalf and in the name of such partnership by the authorization thereof.


MARGO M. McCAFFERY                                    Margo McCaffery
Notary Public, State of New York                     __________________
No. 01MC5056553                                        Notary Public
Qualified in Madison County
Commission Expires March 4, 98
                           (Acknowledgment of Tenant)


STATE OF NEW YORK  }
                   SS.:
COUNTY OF ONONDAGA }

     On this 30th day of May, 1996, before me personally came David Buckel, to me personally known, who, being by me duly sworn, did dispose and say that he resides at Syracuse, NY, that he is the Assistant Secretary of NYSERNet, INC., the corporation described in, and which executed the within Lease as Tenant; and who further acknowledged to me that he executed said Lease for, on behalf and in the name of said corporation by order of the Board of Directors thereof.


                                                      Patricia J Foster
                                                     ___________________
                                                        Notary Public



                                           PATRICIA J. FOSTER
                                           Notary Public, State of New York
                                           Qualified in Onon. Co. No.4755760
                                           My Commission Expires Sept. 30, 1996

                  ASSIGNMENT OF LEASE AND ASSUMPTION AGREEMENT

     THIS AGREEMENT ("Agreement") is made this 17 day of January, 1997, by and between ELWOOD DAVID ROAD COMPANY, a general partnership organized and existing pursuant to the laws of the State of New York with a principal office at c/o The Widewaters Group, Inc., P. O. Box 3, 5786 Widewaters Parkway, Dewitt, New York 13214-0003 ("Landlord"); NYSERNet, INC., a New York corporation with Federal Tax Identification # 13-3378833 and a principal office at 125 Elwood Davis Road, Liverpool, New York 13088 ("Prior Tenant"); and APPLIED THEORY (TM) COMMUNICATIONS, INC., a not-for-profit corporation with Federal Tax Identification # 16-149-1253 and principal office at 125 Elwood Davis Road, Syracuse NY, 13212 ("Tenant").

                                  WITNESSETH:

     WHEREAS, Landlord and Prior Tenant entered into a Standard Office Space Lease dated February 13, 1996, as modified by Lease Modification Agreement #1 dated December 20, 1996, for 21,246 leasable square feet of office premises located in the Interstate Place I Office Building at 125 Elwood Davis Road, Liverpool, New York (collectively, the "Lease"); and

     WHEREAS, there has been a sale of all, or substantially all assets from Prior Tenant to Tenant.

     WHEREAS, in conjunction with said sale, Prior Tenant desires to assign to Tenant all of Prior Tenant's leasehold estate, rights, title, interest, covenants, duties, liabilities and obligations under the Lease upon the terms and conditions set forth herein (the "Assignment");

     WHEREAS, under the terms of the Lease, the Prior Tenant may not assign, sublease or otherwise transfer its interest under the Lease without the prior consent of Landlord;

     WHEREAS, Prior Tenant has requested that Landlord consent to the Assignment; and

     WHEREAS, Landlord agrees to grant its consent to said Assignment only upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for and in consideration of the mutual entry into this Agreement by the parties hereto and for other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged by the parties, the parties hereto agree as follows:

1. Landlord hereby consents to the assignment of Prior Tenant's leasehold estate, rights, title, interest, covenants, duties, liabilities and obligations under the Lease upon the terms and conditions set forth herein.

2. Prior Tenant does hereby assign, transfer, convey and grant to Tenant, its successors and assigns, forever, its entire right, title and interest in the Lease.



                                     1 of 4

3. Tenant hereby: (a) acknowledges that it has received and reviewed a true and complete copy of the Lease; (b) accepts Prior Tenant's assignment of the Lease; and further (c) hereby assumes and covenants and agrees to perform from and after the Effective Date hereof, as a direct obligation to the Landlord, all of the obligations of "Tenant" arising under the Lease.

4. Anything contained in the Lease or this Agreement to the contrary notwithstanding, and further notwithstanding the assumption by Tenant of such obligations, Prior Tenant is and shall not be released under the Lease, but shall continue to be fully responsible for the due performance of the obligations of "Tenant" under the Lease, in the same manner and to the same extent as if no such assignment or assumption had been made.

5. As of the Effective Date of this Agreement, the Lease shall be deemed modified by deleting the definition of Tenant on page 1 thereof, and inserting the following in its place and stead:


     "Tenant:           APPLIED THEORY (TM) COMMUNICATIONS, INC.
             ______________________________________________________________
                            (Correct Legal Name of Tenant)

            a not-for-profit corporation organized and existing under
           the laws of the State of New York with principal office at:
                                    ________
                             125 Elwood Davis Road
                             _____________________________________
                             Syracuse, NY, 13212
                             _____________________________________

           Attention:        Mr. David A. Buckel
                     _____________________________________________
                     (Name of Person or Officer to receive Notices)

           Fed. Tax ID #  16-149-1253
                        ____________________________

     hereinafter referred to as "Tenant"."


6. Landlord's consent set forth herein is not and shall not be construed as a consent by Landlord to any further assignment or subletting by Prior Tenant or Tenant. Further assignment or subletting, if any, shall be subject to all relevant provisions of the Lease.

7. Prior Tenant and Tenant hereby certify to Landlord that as of the date hereof
   (i) the Lease is in full force and effect; (ii) there currently exist no defaults by Landlord under the Lease, nor any condition which with the giving of notice or the passage of time, or both, would constitute a default under the Lease on the part of Landlord; (iii) Tenant has no existing set-offs, counterclaims or defenses against Landlord under the Lease; and that (iv) the Lease as modified hereby contains the entire agreement between the parties hereto with respect to the Premises, the Lease and the Office Building.

8. Prior Tenant and Tenant jointly and severally represent and warrant to Landlord that each has taken all necessary corporate, partnership or other action necessary to execute and deliver this Agreement, and that this Agreement constitutes the legally binding obligation of each such party and is enforceable in accordance with its terms. Both Prior Tenant and Tenant further represent and warrant that each has full and complete authority to enter into and execute this Agreement and acknowledge that Landlord is relying upon the herein made representations of Prior Tenant's and Tenant's respective authority to execute this Agreement and both Tenant and Prior Tenant shall indemnify save and hold Landlord harmless from any


                                     2 of 4
     claims, or damages including reasonable attorneys' fees arising from any misrepresentation herein made by either Prior Tenant or Tenant.

9. This Agreement may be executed in one or more counterparts, any one or all of which constitute one document.

10. Terms not defined in this Agreement shall have the meaning ascribed to them in the Lease.

11. The Effective Date of this Agreement for all purposes shall be upon its full execution, and this Agreement shall not be binding unless and until signed on behalf of all parties hereto.

12. Except as herein modified and amended, all the other terms and conditions of the Lease shall continue in full force and effect.

13. As of the Effective Date, this Agreement shall be attached to and made a part of the Lease.

     IN WITNESS WHEREOF, each party hereto has executed this Agreement or caused it to be executed on its behalf by its duly authorized representatives, the day and year first above written.



                                      PRIOR TENANT:
                                      NYSERNet, INC.


                                       By:  /s/ David A. Buckel
                                          ------------------------------
                                       Printed name: David A. Buckel
                                                    --------------------
                                       Title:        Director of Finance
                                             ---------------------------


                                       TENANT:
                                       APPLIED THEORY (TM) COMMUNICATIONS, INC.


                                       By:  /s/ David A. Buckel
                                          ------------------------------
                                       Printed name: David A. Buckel
                                                    --------------------
                                       Title:        Director of Finance
                                             ---------------------------

                                       LANDLORD
                                       ELWOOD DAVIS ROAD COMPANY


                                       By:  /s/ Joseph R. Scuderi
                                           --------------------------------
                                          Joseph R. Scuderi
                                          Member of the Executive Committee




                                     3 of 4

                                ACKNOWLEDGMENTS

STATE OF NEW YORK   }

COUNTY OF ONONDAGA  } ss.:


     On this 17th day of January, 1997, before me personally came Joseph R. Scuderi, to me personally known, who, being by me duly sworn, did depose and say that he resides at Manlius, New York, that he is a Member of the Executive Committee of Elwood Davis Road Company, the partnership described in, and which executed the within instrument as Landlord; that he executed the same on behalf of and in the name of such Partnership.

                                        Margo M. McCaffery
                                        ----------------------------------
                                        Notary Public

                                        MARGO M. McCAFFERY
                                        Notary Public, State of New York
                                        No. 01MC5056553
                                        Qualified in Madison County
                                        Commission Expires March 4, 1998


STATE OF NEW YORK   }

COUNTY OF ONONDAGA  } ss.:

     On this 10th day of January, 1997, before me personally came David A. Buckel, to me personally known, who, being by me duly sworn, did depose and say that he/she resides in Syracuse, NY, that he/she is the Director of Finance of NYSERNet, Inc., the corporation described in and which executed the within instrument as Prior Tenant; and that he/she signed his/her name thereto by order of the Board of Directors of said corporation.

                                        Patricia J. Foster
                                        ----------------------------------
                                        Notary Public

                                        PATRICIA J. FOSTER
                                        Notary Public, State of New York
                                        Qualified in Onon. Co. No. 4755760
                                        My Commission Expires Sept. 30, 1998


STATE OF NEW YORK   }

COUNTY OF ONONDAGA  } ss.:

     On this 10th day of January, 1997, before me personally came David A. Buckel, to me personally known, who, being by me duly sworn, did depose and say that he/she resides in Syracuse, NY, that he/she is the Secretary/Treasurer of APPLIED Theory (TM) Communications, Inc., the not-for-profit corporation described in and which executed the within instrument as Tenant; and that he/she signed his/her name thereto by order of the Board of Directors of said corporation.

                                        Patricia J. Foster
                                        ----------------------------------
                                        Notary Public

                                        PATRICIA J. FOSTER
                                        Notary Public, State of New York
                                        Qualified in Onon. Co. No. 4755760
                                        My Commission Expires Sept. 30, 1998



                                     4 of 4

                                              [THE WIDEWATERS GROUP Letterhead]

                                             December 23, 1996


VIA FIRST CLASS MAIL

Mr. David Buckel
NYSERNet, Inc.
125 Elwood Davis Road
Liverpool, NY 13088

Re:  Lease Modification Agreement #1

Dear Mr. Buckel:

     Enclosed, for your files, please find one (1) fully executed duplicate original of the above-referenced document. Feel free to contact Susan Scuderi should you have any questions with regard to the enclosed.

                                             Very truly yours,

                                             /s/ Michelle L. Smith

                                             Michelle L. Smith
                                             Paralegal
                                             THE WIDEWATERS GROUP, INC.

cc:  William S. Holstein, Vice President
     Charles G. Sangster, Director of Leasing
     Susan M. Scuderi, Esq.
     Kaye Habib, Manager-Internal Audit
     Dave Mooney, Property Manager

                                LEASE AGREEMENT

     This Lease Agreement ("Lease") dated this 8 day of September 1998, is by and between ELWOOD DAVIS ROAD COMPANY, a general partnership organized and existing pursuant to the laws of the State of New York with a principal office at c/o The Widewaters Group, In., P.O. Box 3, 5786 Widewaters Parkway, Dewitt, New York 13214-0003 Attn.: Lease Administration ("Landlord"), and APPLIEDTHEORY
(TM) COMMUNICATIONS, INC. (successor-in-interest to NYSERNet, Inc.), a corporation with a principal office at 125 Elwood Davis Road, Liverpool, New York 13088 Attn.: Patricia Foster ("Tenant").

                                WITNESSETH THAT:

     WHEREAS, Landlord and NYSERNet, Inc. entered into a Standard Office Space Lease February 13, 1996, as modified by Lease Modification Agreement #1 dated December 20, 1996, relating to office space in the office building located at 125 Elwood Davis Road, Liverpool, New York 13088 (the building is herein referred to as "IP1"). The Standard Office Space Lease February 13, 1996, excluding the Lease Modification Agreement #1 dated December 20, 1996 is hereinafter referred to as the "IP1") Original Lease";

     WHEREAS, Tenant assumed the rights, title, and interest in the lease from NYSERNet, Inc., as evidenced by the Assignment of Lease and Assumption Agreement dated January 17, 1997;

     WHEREAS, Tenant desires to lease from Landlord premises in an office building that is adjacent to IP1 and has an address of 100 Elwood Davis Road, Liverpool, New York 13088 (hereinafter referred to as the "Building");

     WHEREAS, Landlord is owner of IP1 and the Building;

     WHEREAS, Landlord has agreed to enter into a lease agreement with Tenant upon the terms and conditions contained set forth below; and

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. Article 1 through and including Article 22 of the IP1 Original Lease and Exhibits attached thereto, without any subsequent modifications, are hereby incorporated into this Lease and made a part hereof by reference, except as otherwise set forth below:

     A.   The following replaces Section 1.01 of the IP1 Original Lease:

          1.01 - Premises

               Landlord hereby leases to Tenant and Tenant hereby leases and hires from Landlord those certain premises in the Interstate Place II Office Building (hereinafter called the "Building") which is located in the County of Onondaga and State of New York, which premises are located on the 2nd floor of the Building and are outlined on the floor plan(s) attached hereto and made a part hereof as Exhibit "A", together with the right to use, in common with others, the Building Common Areas and Outside Common Areas as hereinafter defined. For purposes of this paragraph 1.01, the sum of the square feet in the Premises and Tenant's share of Building Common Areas (as defined in paragraph 1.02 hereof) shall be 5,789 leaseable square feet. Upon execution of this Lease, the Building contains 40,220 leaseable square feet. The Premises shall include the area bounded by: the center line of any walls common to adjacent tenants, the Building Common Area side of any wall adjoining Building Common Areas (but not the surface thereof), the line established by the exterior face of the exterior walls of the Building, the concrete floor surface and the lower surface of the next higher floor (or roof). Landlord reserves unto itself, its successors and assigns, the right to install, maintain, use, repair and replace pipes, ducts, conduits, wires and structural elements leading through the Premises in locations which will not materially interfere with Tenant's use of the Premises. No right to use any part of the exterior of the Building and no easement for light or air are included in the lease of the Premises hereby made.

     B. The rent schedule in the first paragraph of Section 3.01 of the IP1 Original Lease is hereby replaced with the following schedule:

               MONTH OF LEASE TERM:               FIXED MONTHLY RENT
               --------------------               ------------------
               Months 01-60, inclusive:           $7,212.13   14.95
               Months 61-120, inclusive:          $7,694.55   15.95

     C.   The following replaces Section 4.01 of the IP1 Original Lease:

          4.01 - Landlord's Obligation

               Landlord shall, at its cost and expense (except as otherwise specified), construct the Premises for Tenant's use and occupancy in accordance with plans and specifications prepared by Landlord or Landlord's architect, incorporating in such construction all items of work described in Exhibit "C" attached hereto and made a part hereof. Any work in addition to any of the items specifically enumerated in said Exhibit "C" shall be performed by Tenant at its own cost and expense, or if Landlord installs or constructs any of such additional work in the Premises at Tenant's request it shall be paid for by Tenant within fifteen (15) days after receipt of a bill therefor.

     C. Tenant's monthly charge for Occupant Lights and Outlets Energy as set forth in Section 7.03 shall be $410.05, payable in accordance with, and subject to the provisions of said section.

     D. Section 22.05(b), and the second paragraph of Section 22.19 of the IP1 Original Lease shall not apply to this Lease.

     E.   Tenant shall have no Option to Lease Additional Premises a provided in
          Section 22.26 of the IP1 Original Lease.

2. All references to Exhibits "A", "B", and "C" in the IP1 Original Lease shall be deemed to respective exhibits A, B, And C, attached hereto and made a part hereof.

3. Tenant represents and warrants that it has taken all necessary corporate, partnership or other action necessary to execute and deliver this Lease, and that this Lease constitutes the legally binding obligation of Tenant enforceable in accordance with its terms. Tenant further represents and warrants that it has full and complete authority to enter into and execute this Lease and acknowledges that Landlord is relying upon Tenant's representation of its authority to execute this Lease and Tenant shall save and hold Lease harmless from any claims, or damages including reasonable attorneys' fees arising from Tenant's misrepresentation of its authority to enter into and execute this Lease.

4. The effective date of this Lease for all purposes shall be upon its full execution and it shall not be binding unless and until executed on behalf of both parties hereof.

5. This Agreement may be executed in one or more counterparts, any one or all of which constitute one document.

                                        LANDLORD:
                                        Elwood Davis Road Company

                                        By: /s/ Joseph T. Scuderi
                                           -------------------------------------
                                            Joseph T. Scuderi
                                            Member of the Executive Committee

WITNESS:                                TENANT:
                                        AppliedTheory (TM) Communications, Inc.
------------------------------------
Name:                                   By:
     -------------------------------       -------------------------------------
Date:                                       Name:
     -------------------------------        Title:

STATE OF NEW YORK   )
                    SS.:
COUNTY OF ONONDAGA  )

On this 8 day of September 1998, before me personally came Joseph T. Scuderi, to me personally known, who, being by me duly sworn, did depose and say that he resides in Fayetteville, N.Y.; that he is a Member of the Executive Committee of Elwood Davis Road Company; that he is known to me to be one of the Members of the Executive Committee of the partnership that executed the within instrument; and he acknowledged to me that he executed the same on behalf of and in the name of such partnership.

                                         /s/ Michelle L. Smith
                                        ----------------------------------------
                                        NOTARY PUBLIC

                                                   Michelle L. Smith
                                            Notary Public, State of New York
                                         Qualified in Onondaga Cty No. 5014751
                                          My Commission Expires July 6, 1999

STATE OF NEW YORK   )
                     SS.:
COUNTY OF NASSAU    )

On this 31 day of August 1998, before my personally came David Buckel to me personally known, who, being by me duly sworn, did depose and say that s/he resides in Freehold, N.J.; that s/he is the CFO of AppliedTheory (TM) Communications, Inc., the corporation described in and which executed the within Lease; and that s/he signed his name thereto by order of the Board of Directors of said corporation.

                                         /s/ Diane Barker
                                        ----------------------------------------
          DIANE BARKER                  NOTARY PUBLIC
Notary Public, State of New York
         No. 01BA6003556
   Qualified in Nassau County
   Commission Expires 3/9/2000

                                       2